Exhibit 3.107

MTR□ . PEDRO RUIZ HIGUERA Notari □ Public□ Nun,ero SD Guadalajara .Jalisco === ESCRITURA PUBLICA NUMERO 4,418 CUATRO MIL CUATROCIENTOS DIECIOCHO. ===== ==TOMOXVI DECIMOSEXTO. ==================== === LIBRO 10 DIEZ.======================= --- En esta ciudad de Guadalajara, Jalisco, siendo el dia 20 veinte de Diciembre del aiio 2018 dos mil dieciocho, ante mi, Maestro PEDRO RUIZ HIGUERA, Notario Pliblico Titular nlimero 60 sesenta de esta Municipalidad, (Sub-Region Zona Conurbada}, compareci6 ANDREA ALTAMIRANO GUAJARDO y me manifesto que es su deseo hacer constar los siguientes actos juridicos ------------------- -- PRIMERO.- La protocolizaci6n del PODER ESPECIAL otorgado en Londres, lnglaterra, ante notario publico del Reino Unido de Gran Bretana e lrlanda del Norte por la sociedad denominada ENSCO HOLDCO LIMITED, mismo en el que se nombra a la compareciente como apoderada especial.------------------ - SEGUNDO.- La protocolizaci6n del PODER ESPECIAL otorgado en Landres, lnglaterra, ante notario publico del Reino Unido de Gran Bretana e lrlanda del Norte, par la sociedad denominada ENSCO OFFSHORE U.K. LIMITED, mismo en el que se designa a la compareciente coma apoderada especial. -- TERCERO.- La CONSTITUCION de una sociedad mercantil con arreglo a las Leyes mexicanas, denominada ENSCO MEXICO SERVICES, SOCIEDAD DE RESPONSABILIDAD LIMIT ADA DE CAPITAL VARIABLE, misma que es constituida en este acto par las sociedades extranjeras ENSCO HOLDCO LIMITED y ENSCO OFFSHORE U.K. LIMITED representadas par su apoderada especial la Licenciada Andrea Altamirano Guajardo. ---- --Lo anterior, de conformidad con las siguientes declaraciones y clausulas: ---------- - PRIMER Y SEGUNDO ACTO JURIDICO.- PROTOCOLIZACIONES: ----------- ------------DEC LA RAC IONE S: ---------- -·- 1.- Declara la compareciente que con fecha del dia 23 veintitres de Octubre del ano 2018 dos mil dieciocho, la sociedad ENSCO HOLDCO LIMITED , otorgo un poder especial en Landres, lnglaterra, ante notario publico del Reino Unido de Gran Bretana e lrlanda del Norte, mismo que se encuentra firmado en 2 dos idiomas (ingles y espaiiol} y debidamente apostillado en el que se design6 a la compareciente coma apoderada especial para acudir ante Notario a formalizar la constituci6n de una sociedad mercantil con arreglo a !eyes mexicanas, el cual protocolizo transcribiendo a la letra: ---------------•--------• - "PODER ESPECIAL.- Poder especial para constituir una Sociedad de Responsabilidad Limitada de Capital Variable (S. de R.L. de C.V.} en los Estados Unidos Mexicanos (Mexico).-EI Poderdante: Ensco Holdco Limited ,una sociedad constituida y existente de conformidad con las leyes de lnglaterra, Gales, Reino Unido (la "Poderdante"), con domicilio en 7 Albemarle Street, Landres, Reino Unido, para los efectos que se establecen en la presente, representada por el Sr, Jonathan H. Baksht actuando en su calidad de representante legal de la Poderdante, por media del presente otorga PODER ESPECIAL pero tan amplio como en derecho proceda en favor de las siguientes personas:.-Carlos Omar Murillo Navarro y/o Andrea Altamirano Guajardo para ser ejercitado conjunta o separadamente, a fin de que a nombre y par exclusiva cuenta de la Poderdante, la representen, realicen y gestionen los tramites necesarios a fin de constituir de conformidad con la Ley General de Sociedades Mercantiles en Mexico, una sociedad mercantil mexicana, bajo el tipo de Sociedad de Responsabllidad Limitada de Capital Variable, adoptando el regimen de Capital Variable, bajo la denominaci6n social que sea aprobada por la Secretaria de Economia mediante el permiso correspondiente.-Para tales efectos, los apoderados podran: elaborar las estatutos sociales en los que deberan establecerse la denominaci6n social, el objeto social, domicilio, duraci6n, quedando expresamente facultados Av. Arcos #267 Colonia Arcos s!r. Guadalajara. Jalisco C.P. 44500 Tel. 1B 13 66 11. 1B 14 33 Bl. correo elecl:r□ nico informes@!nol:aria60gdl.com 0 C ~ .., w b 0 para insertar y aceptar la renuncia y convenlo a que se reflere la fracci6n I del Articulo 27 Constitucional, conocida como Clausula de Inclusion de Extranjeros, asi como las clausulas relativas al capital social, pudiendo, suscribir y pagar a nombre y por la exclusiva cuenta de la Poderdante, 1 (una) parte social representativa del 99% (noventa y nueve por ciento) del capital social de la nueva sociedad, con valor total de $19,800.00 (Diecinueve mil ochocientos Pesos 00/100 Moneda Nacional), constrifiendose a lo establecido en la Ley de inversion Extranjera.-Asimismo podran determinar los demas estatutos que regiran el funcionamiento intemo de la Sociedad; asi como la manera conforme a la cual haya de administrarse la Sociedad y las facultades de las Gerentes y administradores, pudiendo designar las personas que habran de dirigir la sociedad como miembros del Consejo de Gerentes, y demas funcionarios y apoderados, confiriendo las facultades, poderes y limitaciones que estimen pertinentes, en el entendido de que cualquiera de dichas designaciones podra recaer en el a las representantes legales de la Poderdante; asimismo, sujeto a las limitaciones de ley, podra acordar las restricciones que estime necesarias para la transmisi6n de partes sociales.-De la misma forma se autoriza a los apoderados, para que conjunta o separadamente comparezcan ante Notario Pliblico de su elecci6n, a formalizar la escritura constitutiva respectiva y protocolizar los poderes que al efecto se otorguen. Los Apoderados no podran sustituir el presente poder, ni delegar sus facultades en terceras personas.-EI presente poder se entendera aceptado por el simple uso del mismo par parte del ode los apoderados que aqui se designan. - YO, WENDY YUK WAH SYMON , en mi caracter de Notario Publico para el Reino Unido, en este acto.- DOY FE: ------ 1. Que conozco al compareciente en el presente instrumento y que tiene capacidad legal para otorgar este documento.-11. Que el compareciente tiene efectivamente la representaci6n de Ensco Holdco Limited y que dicha representaci6n es legitima en virtud de ostentar el cargo coma Director de la Poderdante. Que he realizado una busqueda en el Sitio Web oficial del Registro de Sociedades para lnglaterra y Gales, del cual se desprende lo siguiente: a) La Poderdante es una sociedad formada y legalmente existente de conformidad con las Leyes de lnglaterra y Gales, y mediante la cual se evidencia su debida y legal constituci6n.-EI acta y los articulos de asociaci6n de Ensco Holdco Limited incluyen, dentro de la facultad de los Directores, la facultad de otorgar y conferir poderes con facultades iguales a aquellas del poder otorgado bajo este instrumento y que el objeto materia del presente poder se encuentra dentro del objeto social de la Poderdante. Asimismo, dicha acta y artlculos de asociaci6n establecen que el domicilio social encuentra en londres, Reino Unido. c) El Sr. Jonathan H. Baksht es designado Director de la Compania a partir del 21 de abril de 2017.-111.Que la Seccion 44 de la Ley de Sociedades 2006 establece que cada director de la sociedad podra, conjunta y solidariamente, obligar a la sociedad con su sola firma en presencia de un testigo.-lV, Que el representante, bajo protesta de decir verdad manifesto que su nombre coma aparece en su pasaporte es Jonathan Baksht, tambien conocido come Jonathan H. Baksht, mayor de edad, de nacionalidad americana, nacido en Mexico, con domicilio 42 Blenheim Terrace, St Johns Wood, London NWB EG.-V. Que el representante me manifesto bajo protesta de decir verdad que las facullades con que comparece no le han sido limitadas a revocadas, y que no ha variado la capacidad legal de su representada para otorgar este acto. VI-Que este instrumento se otorga en los idiomas ingles y espanol y que manifesto expresamente el compareciente que aprueba la version en espanol, ya que esta es una traducci6n fiel y correcta en todos sus terminos, de la version en ingles.-VII. Que el compareciente se ley6 a si mismo el presente documento, en virtud de contar con una traducci6n al idioma Ingles, y manifestando su conforrnidad con el contenido del mismo, lo firrna ante mi el notario, todo de lo cual doy fe. ---------------------- 2

MTR□ . PEDRO RUIZ HIGUERA N□ tar-i □ Public□ Numer□ 60 Guadalajara _]alisco -Firmado 01 PODERDANTE (GRANTOR) una firma ilegible.- Ensco Holdco Limited Representada per/Represented by: Sr./Mr. Jonathan H. Baksht. ------------------ ---El anterior instrumento, fue firmado y ratificado ante mi por el Sr. Jonathan H. Baksht con el caracter arriba indicado, en este dia 23 de octubre de 2018. En fe de lo cual y para certificar lo anterior, plasme mi firma y sello de Notario. Doy fe.---------------------············------- •-- VERSION EN INGLES-------------------- - "SPECIAL POWER OF ATTORNEY.-Special power of attorney to incorporate a Sociedad de Responsabilidad Limitada de Capital Variable (S. de R.L. de C.V.) in the United Mexican States (Mexico). The Grantor:-Ensco Holdco Limited, a company duly organized and existing according to the laws of England and Wales, United Kingdom (the "Granter"), with its domicile at 7 Albemarle Street, London, United Kingdom, for the purposes established hereof, represented by Mr. Jonathan H. Bakshi in his capacity of legal representative of the Granter, hereby grants and confers a SPECIAL POWER OF A HORNEY as broad as permitted by law in favor of the following attorneys in fact:-Carlos Omar Murillo Navarro and/or Andrea Altamirano Guajardo.- to act jointly or separately in representation and on behalf of the Grantor, to carry out and to perform the procedures necessary to incorporate a Mexican commercial company according to the General law of Commercial Companies in Mexico, as a Sociedad de Responsabilidad Limitada, adopting the variable capital regime, under the corporate name to be approved by the Ministry of Economy pursuant to the corresponding permit.-For that purpose, the attorneys in fact will be able to: prepare the articles of incorporation and by-laws, establishing the company's name, its corporate purpose, domicile, term, being expressly authorized to insert and accept the waiver and agreement referred to in Section ! of Article 27 of the Mexican Constitution, known as the Foreigners Admission Clause, as well as the clauses related to the capital stock, being able to subscribe or pay for, on behalf and in the name of the Granter, 1 (one) partnership interest representing 99% (ninety nine percent) of the capital of the new company, with a total value of MXS19,800.00 (Nineteen Thousand and eight hundred 00/100 Pesos Mexican currency), observing the provisions of the Foreign Investment Law.-ln addition, they will be able to draft the rest of the bylaws that organize the internal functioning of the Company and the manner pursuant to which the Company should be managed, as well as to determine the authority and powers that should be granted to the Managers, being able appoint the persons that shall govern the Company as Members of the Board of Managers, and other officers and attorneys in fact, granting the authority, powers of attorney and limitations that they consider appropriate, in the understanding that such appointments may fall upon the legal representative(s) of the Granter; and also, subject to the limitations established by law, they might agree on the limitations required for the transfer of the Company's partnership interests.-Likewise, the attorneys in fact are authorized to appear jointly or separately, before the Notary Public of their election, to formalize the incorporation deed and to notarize the powers granted.-The Attorneys in fact may not substitute in this power of attorney, nor may they transfer their authority and powers to third parties.-This power of attorney will be considered accepted by the simple use thereof by the attomey(s) in fact appointed herein.I WENDY YUK WAH SYMON, in my capacity of Notary Public for the United Kingdom, do hereby.-CERTIFY:-1. That I personally know the appearing party of this instrument and that he is legally capable to execute this document.-11, That the appearing party has authority to legally represent Ensco Holdco Limited and that such authority is legitimate and derives from his position as Director of the Granter. I have caused a company search at the official Website for the Registrar of Companies for England and Wales and it appears therefrom that:-a) The Granter is a company duly incorporated and in existence under the Laws of England and Wales, and whereby it 1s further Av. Areas #267 Calania Areas s8r. Guadalajara. Jalisca C.P. 44S00 Tel. 1B 13 66 11. 1B 14 33 Bl. carrea electronic □ inf□ rmes~n □ taria60gdl.c□ m 0 C <t ~ UJ 6 0 evidenced its due and legal creation.-b) The memorandum and articles of association of Ensco Holdco Limited include the authority of the Directors to grant and confer power of attorney with authority equal to those of the power of attorney granted under this instrument, and that the subject matter of this power of attorney is within the scope of the purpose of the Grantor. In addition, such memorandum and articles of association state that the registered office of the Grantor is located in London, United Kingdom.-c)Mr. Jonathan H. Baksht was appointed as Director of the Company as of April 21*, 2017;III.-That Section 44 of companies Act 2006 sets out that each director of the company may, jointly and severally bind the company with their sole signature in the presence of a witness.-IV.That the representative, under oath to tell the truth, stated that his name as it appears on his passport is Jonathan Baksht, also known as Jonathan H. Baksht, above age, of American nationality, born in Mexico, with address at 42 Blenheim Terrace, St Johns Wood, London NW8 0EG.-V.That the representative stated before me, under oath to tell the truth, that the authority with which he appears before me has not been limited nor revoked, and that the legal capacity of the entity he represents to grant this act, has not varied.-VI.That this instrument is executed in both the English and Spanish languages, and that the appearing party expressly approved the Spanish version, as it is a true and faithful translation, in all of its terms, of the English version.VII. That the appearing party read the instrument for himself as it has a translation into the English language, and that manifesting his agreement with the contents thereof, he signs with me the notary, all of which | give faith.-The foregoing instrument was executed and acknowledged before me by Mr. Jonathan H. Baksht in the capacity herein stated, this 23 day of October of the year 2018. in witness of same, and to certify which, | sign and place my seal of Notary Public, Witnesseth.-Name of Notary Public.- Notario Público para el Reino Unido/ Notary Public for the United Kingdom.-Mi patente concluye sobre la muerte/My commission expires on deatg.-Sello/Seal" --

--- Doy fe que el anterior inserto concuerda fielmente con su original, de donde compulsé y tuve a la vista para su cotejo, dejando agregado un tanto del original a mi Libro de Documentos correspondiente a este tomo de mi Protocolo, de conformidad con lo dispuesto por el artículo 89 ochenta y nueve de la Ley del Notariado en vigor para el Estado de Jalisco.--

--- **II.**-Declara la compareciente que con fecha del día 12 doce de Noviembre de 2018 dos mil dieciocho, la sociedad **ENSCO OFFSHORE U.K. LIMITED ,** otorgó un poder especial en Londres, Inglaterra, ante notario público del Reino Unido de Gran Bretaña e Irlanda del Norte, mismo que se encuentra firmado en 2 dos idiomas(inglés y español) y debidamente apostillado, en el que se designó a la compareciente como **apoderada especial** para acudir ante Notario a formalizar la constitución de una sociedad mercantil con arreglo a leyes mexicanos, el cual protocolizo transcribiendo a la letra: --

--- **"PODER ESPECIAL.-Poder especial para constituir una Sociedad de Responsabilidad Limitada de Capital Variable (S. de R.L. de C.V.) en los Estados Unidos Mexicanos (México)..**-El Poderdante:**-Ensco Offshore U.K. Limited**, una sociedad constituida y existente de conformidad con las leyes de Inglaterra y Gales, Reino Unido (la "Poderdante"), con domicilio en 7 Albemarle Street, Londres, Reino Unido, para los efectos que se establecen en la presente, representada por el Sr. Stephen Laurence Mooney actuando en su calidad de representante legal de la Poderdante, por medio del presente otorga PODER ESPECIAL pero tan amplio como en derecho proceda en favor de las siguientes personas: Carlos Omar Murillo Navarro y/o **Andrea Altamirano Guajardo** para ser ejercitado conjunta o separadamente, a fin de que a nombre y por exclusiva cuenta de la Poderdante, la representen, realicen y gestionen los **trámites necesarios a fin de constituir de conformidad con la Ley General de Sociedades Mercantiles en México, una sociedad mercantil mexicana, bajo el tipo de**

4

MTRD_ PEDRO RUIZ HIGUERA Notari □ Public□ Numero 60 Guadalajara Jalisco Sociedad de Responsabilidad Limitada de Capital Variable, adoptando el regimen de Capital Variable, bajo la denominaci6n social que sea aprobada por la Secretaria de Economia mediante el permiso correspondiente. Para tales efectos, los apoderados podran: elaborar los estatutos sociales en los que deberan establecerse la denominaci6n social, el objeto social, domicilio, duraci6n, quedando expresamente facultados para insertar y aceptar la renuncia y convenio a que se refiere la fracci6n I del Articulo 27 Constitucional, conocida como Clausula de Inclusion de Extranjeros, asi como las clausulas relativas al capital social, pudiendo, suscribir y pagar a nombre y por la exclusiva cuenta de la Poderdante, 1 (una) parte social representativa del 1% (uno por ciento) del capital social de la nueva sociedad, con valor total de $200.00 (Doscientos Pesos 00/100 Moneda Nacional), constrinendose a lo establecido en la Ley de Inversion Extranjera. Asimismo podran determinar los demas estatutos que regiran el funcionamiento interno dela Sociedad; asi como la manera conforme a la cual haya de administrarse la Sociedad las facultades de las Gerentes y administradores, pudiendo designar a las personas que habran de dirigir la sociedad coma miembros del Consejo de Gerentes, y demas funcionarios y apoderados, confiriendo las facultades, poderes y limitaciones que estimen pertinentes, en el entendido de que cualquiera de dichas designaciones podra recaer en el o los representantes legales de la Poderdante; asimismo, sujeto a las limitaciones de ley, podra acordar las restricciones que estime necesarias para la transmisi6n de partes sociales.-De la misma forma se autoriza a los apoderados, para que conjunta O separadamente comparezcan ante Notario Publico de su elecci6n, a formalizar la escritura constitutiva respectiva y protocolizar los poderes que al efecto se otorguen.-Los Apoderados no podran sustituir el presente poder, ni delegar sus facultades en terceras personas.-EI presente poder se entendera aceptado par el simple uso del mismo par parte del ode los apoderados que aqui se designan.-Yo, Grant Douglas McGregor, en mi caracter de Abogado y Notario Publico para el Reino Unido, en este acto-DOY FE:-. Que conozco al compareciente en el presente instrumento y que he vista personalmente una copia de su pasaporte, el cual confirma su identidad.-11. Que basado en la confirmaci6n del compareciente, el Poderdante es una entidad formada y legalmente existente con propia capacidad legal de conformidad con las Leyes de lnglaterra y Gales, Reino Unido. Asimismo, el compareciente me ha informado que tiene efectivamente la representaci6n de Ensco Offshore U.K. limited, asimismo me ha informado que dicha representaci6n es legitima en virtud de ostentar el cargo como Director de la Poderdante, segun el documento autentico que al efecto se me exhibe y quees el que enseguida se describe: Certificaci6n del Director de Ensco Offshore U.K. Limited de fecha 18 de septiembre de 2018 certificada por Grant Douglas McGregor, Abogado y Notario Publico, donde se declara, entre otras cosas, que el Sr. Stephen Laurence Mooney fue debidamente nombrado como Director de la Compania. asimismo se me exhibieron copias del Certificado de Constituci6n del Poderdante y el Certificado de Constituci6n por Cambia de Nombre (las cuales fueron declarados coma autenticos y correctos par el Sr. Stephen Laurence Mooney).-111.-Que tuve en mi poder el documento referido en la secci6n Ill anterior, en los cuales el Sr. Stephen Laurence Mooney certifica que el mismo fue debidamente nombrado Director de la Compania.- IV. Que el representante manifesto ante mi que su nombre es como el que arriba aparece, de nacionalidad britanica. donde naci6, con domicilio en 7 West Burnside, Laurencekirk AB30 1 UY.-V.Que el representante me manifesto que las facultades con que comparece no le han sido limitadas o revocadas, y que no ha variado la capacidad legal de su representada para otorgar este acto.-VI. Que el representante manifesto su conformidad con el contenido del presente documento, y lo firm6 ante mi, en esta fecha. Doy fe.- ------------------------------------------------------------------------------------------- 5 Av. Arcos #267 Colonia Arcos Sur. Guadalajara. Jalisco C.P. 44500 Tel. 1B 13 66 11. 1B 14 33 Bl. correo electronic □ inf□ rmes~notaria60gdl.corn e) 0 C <( .., w b 0

---Firmado: 01 una firma ilegible.- PODERDANTE (GRANTOR).-Ensco Offshore U.K. Limited.-Representada por Represented by: Sr/Mr. Stephen Laurance Mooney.---

---El anterior instrumento, fue firmado ante mi por el Sr. Stephen Laurance Mooney en este día 12 de noviembre de 2018.-En fe de lo cual y para certificar lo anterior, plasmé mi firma y sello de Abogado y Notario. Doy fe."-------------

---- **VERSIÓN EN INGLÉS** --

--- "**SPECIAL POWER OF ATTORNEY.- Special power of attorney to incorporate a Sociedad de Responsabilidad Limitada de Capital Variable (S. de R.L. de C.V.) in the United Mexican States (Mexico).**-The Grantor:-Ensco Offshore U.K. Limited, a company duly organized and existing according to the laws of England and Wales, United Kingdom (the "Grantor"), with its domicile at 7 Albemarle Street, London, United Kingdom, for the purposes established hereof, represented by Mr. Stephen Laurence Mooney in his capacity of legal representative of the Grantor, hereby grants and confers a SPECIAL POWER OF ATTORNEY as broad as permitted by law in favor of the following attorneys in fact:-Carlos Omar Murillo Navarro and/or Andrea Altamirano Guajardo to act jointly or separately in representation and on behalf of the Grantor, to carry out and to perform the procedures necessary to incorporate a Mexican commercial company according to the General Law of Commercial Companies in Mexico, as a Sociedad de Responsabilidad Limitada, adopting the variable capital regime, under the corporate name to be approved by the Ministry of Economy pursuant to the corresponding permit.- For that purpose, the attorneys in fact will be to: prepare the articles ----- of incorporation and by-laws, establishing the company's name, its corporate purpose, domicile, term, being expressly authorized to insert and accept the waiver and agreement referred to in Section I of Article 27 of the Mexican Constitution, known as the Foreigners Admission Clause, as well as the clauses related to the capital stock, being able to subscribe or pay for, on behalf and in the name of the Grantor, 1 (one) partnership interest representing 1% (one percent) of the capital ofthe new company, with a total value of MXS200.00 (Two hundred 00/100 Pesos Mexican currency), observing the provisions of the Foreign Investment Law.- In addition, they will be able to draft the rest of the bylaws that organize the internal functioning of the Company and the manner pursuant to which the Company should be managed, as well as to determine the authority and powers that should be granted to the Managers, being able appoint the persons that shall govern the Company as Members of the Board of Managers, and other officers and attorneys in fact, granting the authority, powers of attorney and limitations that they consider appropriate, in the understanding that such appointments may fall upon the legal representative(s) of the Grantor; and also, subject to the limitations established by law, they might agree on the limitations required for the transfer of the Company's partnership interests.- Likewise, the attorneys in fact are authorized to appear jointly or separately, before the Notary Public of their election to formalize the incorporation deed and to notarize the powers granted.-The Attorneys in fact may not substitute in this power of attorney, nor may they transfer their authority and powers to third parties.-This power of attorney will be considered accepted by the simple use thereof by the attorney(s) in fact appointed herein.- I Grant Douglas McGregor, in my capacity of Solicitor and Notary Public for United Kingdom, do hereby CERTIFY:-I.- That I have met the appearing party of this instrument and that I have personally seen a copy of his passport confirming his identify.-II. Based solely on the appearing party's confirmation to me, the Grantor is an entity formed and legally existing with its own legal capacity pursuant to the Laws of England and Wales, United Kingdom. The appearing party has advised me that he has the authority to legally represent Ensco Offshore U.K. Limited and also has advised me that such authority is legitimate, and derives from his position as Director of the Grantor, pursuant to the authentic document presented before me and which is hereinafter described:- Ensco Offshore U.K. Limited Director's Certificate dated

6

MTR□ . PEDRO RUIZ HIGUERA Notari □ Public□ Numer□ SD Guadalajara __]alisc □ 18 September 2018 as certified by Grant Douglas McGregor, Solicitor and Notary Public, whereby it is stated among other things, that Mr. Stephen Laurence Mooney was duly elected as Director of the Company and copies of the Grantor's Certificate of Incorporation and Certificate of Incorporation Name Change (which Mr. Stephen Laurence Mooney has certified are true and correct) are exhibited.·111. That I had in my possession the document referred to in section II above mentioned, in which Mr. Stephen Laurence Mooney certifies that he is a duly elected Director of the Company.•IV. That the representative stated before me that his name is as written above, born in United Kingdom, with address at 7 West Burnside, Laurencekirk AB30 1 UY. V.That the representative stated before me that the authority with which he appears before me has not been limited nor revoked, and that the legal capacity of the entity he represents to grant this act, has not varied.•VIThe representative stated his agreement with the contents of this document and signed it before me on this date. Witnesseth.• The foregoing instrument was signed before me by Mr. Stephen Laurence Mooney on this 12 day of November of the year 2018. In witness of same, and to certify which, I sign and place my seal of Solicitor and Notary Public, Witnesseth. -------------- -Firmado: 01 una firma ilegible.- Grant Douglas McGregor.•Solicitor and Notary Public." -------- - Doy fe que el anterior inserto concuerda fielmente con su original, de donde compulse y tuve a la vista para su cotejo, dejando agregado un tanto del original a mi Libra de Documentos correspondiente a este tomo de mi Protocolo, de conformidad con lo dispuesto par el articulo 89 ochenta y nueve de la Ley del Notariado en vigor para el Estado de Jalisco. ------------·············---····································--- -· Expuesto lo anterior, la compareciente otorga las siguientes: --------- -------------······CLAUS UL AS······------ ------ - PRIMERA.- Se declara que ha quedado protocolizado el Poder Especial otorgado par la sociedad ENSCO HOLDCO LIMITED , el cual ha quedado descrito y transcrito en la Declaraci6n I Primera del presente instrumento, para que surta efectos en la Republica Mexicana en las terminos y condiciones senalados en el mismo, a favor de Carlos Omar Murillo Navarro y/o Andrea Altamirano Guajardo. •·---·······································--• ·- SEGUNDA.-Se declara que ha quedado protocolizado el Poder Especial otorgado por la sociedad ENSCO OFFSHORE U.K. LIMITED, el cual ha quedado descrito y transcrito en la Declaraci6n II Segunda, del presente instrumento, para que surta efectos en la Republica Mexicana en las terminos y condiciones serialados en el mismo, a favor de Carlos Omar Murillo Navarro y/o Andrea Altamirano Guajardo.--------- - TERCERA.- Los gastos y honoraries que genere la presente seran par cuenta de las sociedades aqui representadas. ----------------------------- .... TERCER ACTO JURIDICO.- CONSTITUCl6N DE SOCIEDAD.• ------------DECLARACIONES --------------- I. La compareciente ANDREA ALTAMIRANO GUAJARDO, en su caracter de Apoderada Especial de las sociedades extranjeras denominadas ENSCO HOLDCO LIMITED. Y ENSCO OFFSHORE U.K. LIMITED tal y coma se desprende de las actos juridicos anteriores que se hacen constar en el presente instrumento. quien en cumplimento de dichos poderes comparece a formalizar un contrato de constituci6n de una sociedad mercantil con arreglo a Leyes Mexicanas. -----···········-·····················-············································-··················· ··· 11.- Para la constituci6n de la SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, bajo la denominaci6n de "ENSCO MEXICO SERVICES ", se solicit6 y obtuvo de la Secretaria de Economia la autorizaci6n de uso o denominaci6n o raz6n social respectiva, marcada con la Clave Unica del Documento (CUD):A201808300745130009 letra "A", dos, cero, uno, ocho, cero, ocho, tres, cero, cero, siete, cuatro, cinco, uno, 7 Av. Areas #267 Catania Areas Sur. Guadalajara . .Jalisca C.P. 44500 Tel. 1B 13 66 11. 1B 14 33 Bl. carrea electronic □ infarmesE!nataria60gdl.cam c5 0 C ~ -, w b 0 tres, cero, cero, cero, nueve. La autorizaci6n respectiva, se transcribe en lo conducente en el capitulo de insertos de esta escritura: ---------- ••• 111.- La Sociedad que en este acto se constituye, se regira por los siguientes:---------- ============ESTATUTOS SOCIALE:S========== -~-----------\,,APiTULO PRIMERO----------- --------------vRGANIZACl6N------------ ----PRIMERA. Esta es una sociedad de responsabilidad limitada de capital variable sujeta a las disposiciones de estos estatutos y en lo no previsto por ellos, a la Ley General de Sociedades Mercantiles. ------- -----------------------------------------------,-----CAPiTULO SEGUNDO----------- ---------DENOMINACl6N, DOMICILIO, DURACIQN Y OBJETO------ ----SEGUNDA.• La compareciente constituye una Sociedad de Responsabilidad Limitada de Capital Variable, que se denominara "ENSCO MEXICO SERVICES" denominaci6n que ira siempre seguida de las palabras SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, ode sus abreviaturas S. de R.L. de C.V. -- ---TERCERA.- El domicilio de la Sociedad sera la CIUDAD DEL CARMEN, CAMPECHE, sin embargo, la Sociedad podra establecer agencias o sucursales en cualquier parte de la Republica Mexicana o en el extranjero y someterse a diversos domicilios convencionales en los contratos que celebre en los terminos de las leyes vigentes. Los Socios de la Sociedad quedan sometidos, en cuanto a sus relaciones entre estos y de estos con la Sociedad, a las leyes, jurisdicci6n y competencia de los tribunales y autoridades del domicilio de la Sociedad, con renuncia expresa del fuero de sus respectivos domicilios personales presentes o futures. ------------- ---CUARTA. · El objeto de la Sociedad es:-------------------- ---1).· Prestaci6n de servicios profesionales a favor terceros; ya sean, personas fisicas o morales debidamente autorizados en terminos de la legislaci6n especial aplicable, con relaci6n al mantenimiento, con fines de conservaci6n, asistencia tecnica para su operaci6n y reparaci6n, respecto de equipos, maquinaria y otros activos, incluyendo pero no limitando a maquinas de perforaci6n y plataformas utilizados per terceros personas fisicas o morales debidamente autorizados en terminos de la legislaci6n especial aplicable, asi como, para realizar las actividades relacionadas con la industria del petr61eo y gas, que la legislaci6n les permita, con el fin de dar cumplimiento a disposiciones medioambientales, maritimas, de salud, y de seguridad. -------- ···2).- Prestaci6n de servicios de asistencia tecnica a favor de terceros personas fisicas o morales debidamente autorizados en terminos de la legislaci6n especial aplicable, respecto a la gesti6n operativa y planificaci6n de servicios de perforaci6n.-------------------------- -·3).- Prestaci6n de servicios, consultaria administrativa, financiera y tecnica, asi como asistencia al personal contratado por clientes de las industrias del petr61eo y gas, dependencias regulatorias, Autoridades, entidades de gobierno mexicanas, proveedores de equipo y cualquier otra empresa productiva del Estado debidamente facultada para participar en dichas industrias. ------------------------- --4).· Contrataci6n, entrenamiento y capacitaci6n de personal para la realizaci6n de las actividades antes mencionadas.----------------------------- --5).-Adquirir, vender y disponer, en cualquier forma permitida por ley, cualquier tipo de acciones, partes sociales o participaciones de todo tipo de personas o sociedades nacionales o extranjeras, sea de naturaleza mercantil o civil. Tambien, vender, disponer o negociar tales acciones o partes sociales. La Sociedad puede hacerse cargo de la total id ad o parte del negocio, actives intangibles, marcas de f abrica o de comercio y de las personas fisicas, 8

MTR □. PEDRO RUIZ HIGUERA Notari □ Public□ Nun,ero 60 Guadalajara _Jalisco juridicas, empresas que se constituyan o empresas ya existentes, que realicen o se propongan realizar negocios. La Sociedad esta autorizada a ejercer, poseer bienes o derechos adecuados a los fines de la Sociedad ya pagarlos en efectivo o en acciones o en parte en efectivo y en parte en acciones o de otra forma. -------- ---6).· Gravar de cualquier forma permitida por la ley cualquier bien mueble e inmueble, con el fin de garantizar sus obligaciones o la de terceros. -7).- La compra, arrendamiento, venta, administraci6n, hipoteca, asi coma el usar, permutar y llevar a cabo toda clase de operaciones y actos juridicos similares con bienes muebles e inmuebles, construidos o sin construir, urbanos o rusticos, necesarios para cumplir con el objeto de la sociedad. ------------ -8).• La celebraci6n de contratos de asociaci6n comercial, asistencia tecnica, prestaci6n de servicios, venta y compra, contratos de suministro y distribuci6n, asi come todo tipo de contratos que sean necesarios o convenientes para el logro del objeto social, incluyendo pero no limitado a negociar y celebrar acuerdos y contratos con individuos, companias, sociedades y otras organizaciones indias y extranjeras por asistencia tecnica o de otra indole para llevar a cabo todos o cualesquiera de los principales objetos de la Sociedad o con prop6sito de actividad de investigacion y desarrollo de proyectos de fabricaci6n sabre la base de conocimientos tecnicos, o colaboraci6n tecnica y formulas necesarias y derechos de patente para promover los principales objetivos de la Sociedad. ------------------------------- -9).- Agruparse con cualquier otra sociedad de la cual todos o cualquiera de sus objetos sean similares a las fines de la Sociedad de cualquier forma, con o sin la liquidacion. Sujeto a cualquier ley vigente, emprender o tomar parte en la formaci6n, supervision o control del negocio o de las operaciones de cualquier persona, empresa, corporaci6n, sociedad de la asociaci6n o grupo que ejerza el negocio principal de la Sociedad. ----- ---10).· Recibir u otorgar prestamos, con o sin garantia y expedir titulos de credito incluso, obligaciones de acuerdo con la ley, asi come solicitar y obtener fianzas de todas clases, solicitar y obtener seguros y descontar titulos de credito y facturas, asi coma otorgar avales, constituirse en obligada solidaria o subsidiaria u otorgar otros tipos de garantias por cuenta de terceros. ----- ---11 ).· Establecer agencias o representantes y actuar coma comisionista, representante, agente, mediador mercantil o distribuidor de personas o empresas, ya sean mexicanas o extranjeras. --------- ·-12).· Garantizar las obligaciones contraidas par la Sociedad o terceros con instituciones de credito, asociaciones nacionales de credito, o cualquier otra persona o entidad. ----------------- -13).-Adquirir, poseer, emitir, suscribir y endosar toda clase de titulos de credito en Mexico o en el extranjero. ----- --14).• El establecimiento y la operaci6n de plantas, bodegas, oficinas y dependencias necesarias o convenientes para la consecuci6n del objeto social. ----------------------- ---15).· La celebraci6n de toda clase de contratos, convenios o acuerdos con personas fisicas o morales, tanto nacionales coma extranjeras relacionadas con la prestaci6n de servicios de asesoria, incluyendo la consultoria y capacitaci6n, representaci6n, asistencia en materia de tramites ante toda clase de autoridades ya sean Federales, Estatales o Municipales, asi coma de cualquier contrato, convenio o acuerdo relacionado con su objeto social. --16).• En general, realizar cualquier acci6n que sea necesaria o conveniente para el cumplimiento de su objeto social. ---------------------------------- ---QUINTA.- La duraci6n de la Sociedad sera I LIM IT ADA. ------------------------------------------------------------------------------- ···SEXTA.- La Sociedad se constituye conforme a las Leyes de los Estados Unidos Mexicanos, por lo que, conforme al Articulo 14 (catorce) del Reglamento de la Ley de Inversion Extranjera y del Registro Nacional de 9 Av. Arcos #267 Colonia Arcos Sur. Guadalajara • ..Jalisco C.P. 445□□ Tel. 1B 13 66 11. 1B 14 33 Bl. correo electronico informes@no1:aria6Dgdl.com 0 C <( .., UJ b 0 lnversiones Extranjeras, los Socios extranjeros actuales o futures, se obligan y convienen formalmente ante la Secretaria de Relaciones Exteriores a considerarse como nacionales respecto de las partes sociales de esta Sociedad que adquieran o de que sean titulares, asi como de los bienes, derechos, concesiones, participaciones de que sea titular la Sociedad, y respecto de los derechos y obligaciones que deriven de los contratos en que sea parte la Sociedad; por lo que se obligan a no invocar la protecci6n de sus Gobiernos, bajo la pena en case contrario, de perder en benefic10 de la Nacion los derechos, bienes y participaciones sociales que hubieran adquirido. ------------------------------- Tambien convienen expresamente lo previsto en la fracci6n I (primera) del Articulo 27 (veintisiete) de la Constituci6n Politica Federal por incluirse en esta Sociedad la clausula de admisi6n de socios extranjeros actuales o futures por lo que, se establece el pacto expreso senalado en el parraf o anterior. --------- ---------------·-- ·--------CAPiTULO TERCERO----------- -----------CAPITAL Y PARTES SOCIALES --------- ---SEPTIMA. - El capital social es variable. El capital minima fijo sin derecho a retire es de $20,000.00 (VEINTE MIL PESOS 00/100) Moneda Nacional totalmente suscrito y exhibido, dividido en tantas partes sociales coma Socios existan en la Sociedad. La parte variable del capital no tiene limite. Las partes sociales en que se divide el capital social podran ser de valor desigual pero en todo caso seran de $1.00 (UN PESO 00/100) Moneda Nacional o de un multiple de esa cantidad; seran de igual categoria y gozaran de los mismos derechos y obligaciones; sin embargo, cada socio dueno de una Parte Social tendra derecho a un voto en las Asambleas de Socios por cada $1.00 (UN PESO 00/100) Moneda Nacional de capital que represente su Parte Social. ----------- ---OCT AVA. - No podra haber mas de 50 (cincuenta) Socios. Cuando un Socio hiciere una nueva aportaci6n, o adquiera la totalidad o una fracci6n de la Parte Social de otro Socio, la Parte Social del Socio que adquiri6 o aport6, se aumentara en la misma cantidad de su aportaci6n o adquisici6n. ------------- Los Socios responderan de las perdidas solo hasta el monto de sus aportaciones. --------- ·••NOVENA. - La transmisi6n, cesi6n, enajenaci6n o gravamen de una fracci6n ode la totalidad de una Parte Social requerira el consentimiento expreso de los Socios cuyas partes sociales representen la mayoria del capital social.- En caso de fallecimiento de un Socio, la Asamblea de Socios decidira o la disoluci6n de la Sociedad o la liquidaci6n de la Parte Social que corresponda al Socio fallecido o bien que reconozca coma Socios a sus herederos. En caso de disoluci6n de un Socio, la Asamblea decidira o la disoluci6n de la Sociedad o la liquidaci6n de la parte social que corresponda al Socio en estado de disoluci6n. ------------------ Cuando alguno de los Socios quiera ceder total o parcialmente su Parte Social en favor de una persona extralia a la Sociedad, los demas Socios tendran el derecho del tanto para adquirirla, mismo que deberan ejercitar en un plazo de 15 (quince) dias contados a partir de la fecha en que se hubiere adoptado el acuerdo que autoriz6 la transmisi6n respectiva. Si fueren varios los Socios que desearen ejercitar este derecho del tanto, les competera a todos ellos en proporci6n al importe de sus partes sociales. ---------------- Cualquier transmisi6n realizada en contravenci6n a lo selialado en este articulo sera nula y no producira efecto legal alguno en relaci6n con la Sociedad. --------------------- Cuando en virtud de la transmisi6n, enajenaci6n o cesi6n de alguna de las Partes Sociales aprebada de conformidad con lo dispuesto en el presente articulo, sea necesaria la division de dichas partes sociales, esta se podra realizar respetandose las reglas contenidas en las Articulos 61 (sesenta y uno), 62 (sesenta y dos), 65 (sesenta y cinco) y 66 (sesenta y seis) de la Ley General de Sociedades Mercantiles. --------- 10

MTRD_ PEDRO RUIZ HIGUERA Notari □ Public□ Nun,er□ 60 Guadalajara Jalisc□ --DECIMA.• La Sociedad llevara un libro de registro de Socios, en el cual, se inscribira el nombre, domicilio y nacionalidad de cada uno de ellos, con indicaci6n de sus aportaciones y las transmisiones de las partes sociales que, en su caso, se hayan efectuado. --DECIMA PRIMERA.- Los aumentos o disminuciones del capital social, por aportaciones suplementarias o amortizaciones de partes sociales hechas por los socios, admisi6n de nuevos socios, capitalizaci6n de aportaciones previas, tanto por lo que se refiere a la parte minima como a la parte variable del capital social, reembolso a los socios par sus contribuciones o, por la liberaci6n de los socios sobre las aportaciones que no hicieron, y por cualquier otro concepto de acuerdo con la ley aplicable, solo podran ser decretados por acuerdo tornado por la mayoria de votos de los Socios cuyas partes sociales representen, cuando menos, el 51% (cincuenta y uno por ciento) del capital social. --------------- T odo aumento o disminuci6n del capital social debera inscribirse en el libro de variaciones de capital que la Sociedad debera llevar segun lo dispuesto por el Articulo 219 (doscientos diecinueve) de la Ley General de Sociedades Mercantiles, sin que se requiera otra formalidad. ----------------- --DECIMA SEGUNDA.- En caso de aumento del capital social, las Socios tendran derecho preferente para exhibir dicho aumento en proporci6n al importe de sus partes sociales, salvo acuerdo en contrario de la Asamblea de Socios que decida el aumento del capital social.------------------- Este derecho debera ejercitarse dentro de las 15 (quince) dias siguientes a la notificaci6n que se les hiciere por escrito con acuse de recibo del acuerdo tornado por las Socios que hayan aprobado dicho aumento, o de la publicaci6n del aviso correspondiente en uno de los periodicos de mayor circulaci6n del domicilio social. En todo caso, dicho termino se contara a partir de la celebraci6n de la Asamblea de Socios que haya aprobado el aumento cuando hubieren asistido a la misma la totalidad de las Socios. Si alguno de los Socios no se interesare en exhibir la parte proporcional que le correspondiere del aumento del capital. el derecho de las demas Socios para exhibirlo acrecera en proporci6n al importe de su Parte Social, y si tampoco hicieren uso de esos derechos los demas Socios dentro de un nuevo plazo de 15 (quince) dias, las Socios podran autorizar la exhibici6n de dicho aumento por terceros, par acuerdo tornado par mayoria de votos de los Socios que representen par lo menos, el 51% (cincuenta y uno por ciento) del capital social. --------------------- ·--DECIMA TERCERA.· Seran causales de rescisi6n del contrato de Sociedad respecto a un Socio las siguientes: I. Por uso de la firma o del capital social para negocios propios: II. Par infracci6n al pacto social; Ill. Par 1nfracci6n a las disposiciones legales que rijan al contrato social; IV. Por comisi6n de actos fraudulentos o dolosos contra la Sociedad; V. Par quiebra, interdicci6n o inhabilitaci6n para ejercer el comercio.----------- -------------o\.,APiTULO CUARTu------------ -----------ADMINISTRACION DE LA SOCIEDAD --------- ·-DECIMA CUARTA.- La administraci6n de la Sociedad sera conferida a un Gerente General o un Consejo de Gerentes que estara integrado por minima 2 {dos) Gerentes, que podran ser Sacias a persanas extranas a la Sociedad, asignadas respectivamente par una Asamblea de Socios, por un periodo minimo de un ana a hasta que se asigne a sus sucesores para sustituirlos. ·------------------------------------------------------------------------------------------------- --DECIMA QUINT A.- El Gerente o Gerentes seran nombrados par la Asamblea de Socios y duraran en sus cargos hasta que sean removidos por dicha Asamblea; caucionaran su manejo en la forma que determine la Asamblea que las nombre. -------~------------------------------------------------------------------------------------ 11 Av. Arcos #267 Colonia Arcos Sur. Guadalajara . .Jalisco C.P. 44500 Tel. 1B 13 66 11. 1B 14 33 Bl. correo electr □ nico infarmes@'!notaria60gdl.com 0 C ~ .., w 6 0

Cuando la Administraci6n este a cargo de varies Gerentes, la Asamblea de Socios determinara el numero de estos, el cual no podra ser inferior a 2 (dos), quienes formaran un Consejo que debera actuar colectivamente. En tal caso, las resoluciones de los Gerentes deberan tomarse siempre por mayoria de votos, siendo aplicable lo previsto en la clausula DECIMA NOVENA de estos estatutos. ----------------·---- ----------- En caso de que la Sociedad este administrada por un Gerente General, este podra tener un suplente que actuara en caso de falta temporal o definitiva del titular y mientras no haya sido designada la persona que haya de sustituirlo y tome posesi6n de su cargo. ----------------------------------------------- ---DECIMA SEXTA.- El Gerente General o los Gerentes seran los representantes legales de la Sociedad y para el desempeno de sus funciones gozaran de todas las f acultades generales judiciales y extrajudiciales, para pleitos y cobranzas, facultades para administrar bienes y para ejercer actos de dominio, las cuales en caso de ser designados dos o mas Gerentes deberan ejercitarlas de manera conjunta por lo menos por dos de los miembros del Consejo, otorgandoles todas las facultades generales y las especiales que requieran clausula especial conforme a la ley, las cuales se senalan a continuaci6n de forma enunciativa y no limitativa. ---- ·••I. PODER GENERAL PARA PLEITOS Y COBRANZAS, las que se otorgan con todas las facultades generales y especiales que requieran clausula especial de acuerdo con la ley, par lo que se le confieren sin limitaci6n alguna, de conformidad con lo establecido en el primer parrafo del articulo 2554 (dos mil quinientos cincuenta y cuatro}, del C6digo Civil Federal, sus correlatives de los C6digos Civiles de los Estados de la Republica, en cuanto resulte su analogia con la figura de mandate, incluyendo las facultades especiales a que se refieren los articulos 2574 (dos mil quinientos setenta y cuatro), 2582 (dos mil quinientos ochenta y dos}, 2587 (dos mil quinientos ochenta y siete} y 2593 (dos mil quinientos noventa y tres) del C6digo Civil Federal, y sus correlative de los Estados, con todas las facultades generales y las especiales que requieran clausula especial conforme a la ley, estando facultados para desistirse en cualquier juicio o procedimiento de cualquier demanda, recurse o reclamaci6n, asi coma para interponer y desistirse de juicios de amparo y sus incidentes, para querellarse penalmente y desistirse de las querellas que presenten; para constituirse en coadyuvante del Ministerio Publico y otorgar perd6n si procede de acuerdo con la ley; para transigir, para someterse a arbitraje, para articular y absolver posiciones, para recusar jueces, peritos y funcionarios publicos cuando proceda, para hacer cesi6n de bienes y adquirir en venta de autoridad, para recibir pages y ejecutar todos las otros actos expresamente determinados por la ley, entre las que se incluyen representar a la Sociedad ante toda clase de autoridades municipales, estatales y federales y tribunales penales, civiles, administrativos y de trabajo. -------------------- ---11.- PODER GENERAL PARA ACTOS DE ADMINISTRACION, con facultades para representar a la Sociedad, par lo que a esto respecta, en la administraci6n de sus bienes y negocios, asi coma para firmar y ejecutar toda clase de convenios y contratos, y obligarse en nombre de la Sociedad en cualquier tipo de acto necesario para el cumplimiento de su objeto social. T endran todas las facultades generales y especiales que requieran clausula especial conforme a la Ley, en las terminos del segundo parrafo del articulo 2554 (dos mil quinientos cincuenta y cuatro) del C6digo Civil Federal y sus correlatives para las demas Entidades Federativas de la Republica Mexicana, asi coma los articulos 2547 (dos mil quinientos cuarenta y siete), 2553 (dos mil quinientos cincuenta y tres) del C6digo Civil Federal y sus correlatives para las demas Entidades Federativas de la Republica Mexicana. -- ·••Ill.- PODER GENERAL PARA ACTOS DE DOMINIC, en los terminos del tercer parrafo del articulo 2554 (dos mil quinientos cincuenta y cuatro), del C6digo Civil para Federal, y sus correlatives de los C6digos Civiles de los 12

MTRD_ PEDRO RUIZ HIGUERA Notari □ Public□ Numer□ 60 Guadalajara Jalisc□ Estados de la Republica, quedando facultados para enajenar, gravar, y vender bienes y derechos de la Sociedad, incluyendo la facultad especial de hacer cesi6n de bienes, derechos personales y reales. ------- -IV.- PODER GENERAL PARA SUSCRIBIR, ENDOSAR Y AVALAR TODA CLASE DE TiTULOS DE CREDITO, en las terminos de la Fracci6n I Primera del Articulo 9° noveno de la Ley General de Titulos y Operaciones de Credito. ------------------------·------ •-V.- PODER GENERAL PARA ABRIR Y CANCELAR CUENTAS BANCARIAS A NOMBRE DE LA SOCIEDAD y nombrar personas que giren en contra de las mismas. ----------------- --VI.- PODER ESPECIAL PARA DELEGAR, se autoriza a las apoderados para queen las terminos del articulo 2574 (dos mil quinientos setenta y cuatro) del C6digo Civil Federal, sus correlatives de las demas Entidades Federativas deleguen a cualquier tercero, ya sea total o parcialmente, pero reservandose para si el ejercicio de su poder, las facultades que les fueron otorgadas, incluyendo la facultad para que los apoderados puedan a su vez delegar sus facultades a terceros. Asimismo, tendra las f acultades para revocar las poderes que otorguen en terminos de las facultades que se otorgan anteriormente. --·---- ---VII.- Para nombrar y remover gerentes, gerente general, apoderados, agentes y empleados de la compaiiia y determinar sus atribuciones, condiciones de trabajo y remuneraciones. ------------- -VIII.- Para llevar a cabo todos los actos autorizados par estos estatutos o que sean consecuencia de estos. --------- ---IX.- Para convocar a las asambleas de Socios y ejecutar sus resoluciones. ----------------------------------- --X.- Para tomar dinero en prestamo, dar fianzas, comprar a plazas y efectuar operaciones de credito sin limitaci6n en los negocios de la Sociedad. ------------------------ ---XI.- Para ejercer la direcci6n, manejo y control general de los negocios de la Sociedad y la administraci6n de sus propiedades, vigilando el cumplimiento de toda clase de contratos, convenios que tengan par objeto cumplir las fines de la Sociedad. --------------------------- •-XII.- Para sugerir a la Asamblea de Socios las planes que deban seguirse en las negocios de la Sociedad, entre otros, respecto a la compra, venta y arrendamiento. gravamen. hipoteca y traspaso de toda clase de bienes muebles e inmuebles, derechos y concesiones, franquicias. obtenci6n de prestamos, asi coma todos las demas actos administrativos necesarios y cuestiones de direcci6n en general. ---------------- --XIII.- PODER GENERAL PARA ACTOS DE ADMINISTRACl6N EN MATERIA LABORAL, en las terminos de las Articulos 11 (once} y 692 (seiscientos noventa y dos) de la Ley Federal del Trabajo. ante las Juntas Locales y Federales de Conciliaci6n y Arbitraje y Juntas Locales y Federales de Conciliaci6n. pudiendo el apoderado en forma enunciativa mas no limitativa: (i) actuar frente a los sindicatos con las cuales existan celebrados contratos colectivos de trabajo o frente a los trabajadores personalmente considerados, para cualquier conflicto colectivo o individual respectivamente, o cualquier otro asunto obrero patronal ante autoridades del trabajo; (ii) comparecer ante las Juntas de Conciliaci6n y Arbitraje, sean locales o federales, ante el Institute Mexicano del Segura Social "IMSS", el Institute Nacional de la Vivienda para las Trabajadores "INFONAVIT", el Institute del Fonda Nacional para el Consume de las Trabajadores (FONACOT) y similares; (iii) comparecer al desahogo de la prueba confesional, con f acultades para absolver y articular posiciones; (iv) acudir a la audiencia de desahogo de pruebas, proponer arreglos conciliatorios, celebrar transacciones, adoptar toda clase de decisiones y negociar y suscribir convenios laborales. ------ --------------------------------------------------------------------------- Para conferir poderes generales y especiales y revocarlos en las terminos de las parrafos anteriores, con facultades de sustituci6n o sin ellas, asi coma para revocar las poderes que otorguen. --------- Av. Arcos #267 Colonia Arcos Ju:i. Guadalajara . .Jalisco C.P. 44S00 Tel. 1B 13 66 11. 1B 14 33 Bl. c□ rreo electronic□ inforrnes@lnotaria60gdl.corn 0 C <( -, w 5 0

••• DECIMA SEPTIMA.- Cuando no se haya hecho designaci6n de Gerente General o Gerentes, cualquiera de las Socios tendra el poder general de la Sociedad con las mas amplias facultades senaladas en la clausula DECIMA SEXT A que antecede, para representar a la Sociedad ante cualquier tercero, siempre y cuando dicho poder sea ejercido en asuntos relacionados con la clausula CUART A de los estatutos sociales. -------- ·•• DECIMA OCTAVA.- La cuenta de Administraci6n se debera rendir por parte del Gerente General o el Consejo de Gerentes por lo menos anualmente a la Asamblea de Socios que se reuna para tal efecto, o en cualquier tiempo en que lo acuerden los Socios. ------------------------- ••• DECIMA NOVENA.- El Consejo de Gerentes celebrara sesiones cuando sea convocado al efecto por su Presidente o por el Secretario o por 2 dos de las miembros del propio Consejo de Gerentes. La primer Sesi6n se debera llevar a cabo dentro de los 6 (seis} primeros meses posteriores al cierre del ejercicio fiscal correspondiente, y en la que, entre los demas puntos de la agenda, se podra resolver sabre las fechas de las pr6ximas Sesiones. Las sesiones del Consejo de Gerentes seran convocadas par media de un aviso par escrito que sera enviado a todos los Consejeros via fax, telex, correo electr6nico confirmando su recepci6n par telefono o por correo aereo certificado, con acuse de recibo y porte prepagado, par lo menos con 3 tres dias naturales de anticipaci6n a la fecha fijada para la reunion, dirigiendolo a los numeros de telefax, telex, direcciones de correo electr6nico y domicilios registrados en la Sociedad. Las convocatorias deberan establecer la hara, dia, lugar y la Orden del Dia de la correspondiente sesi6n de Consejo y deberan ser firmadas por quien las formule. No se requerira convocatoria alguna cuando todos las Gerentes se encuentren presentes ------------ Para que la sesi6n del Consejo de Gerentes, por primera o ulterior convocatorias, se considere debidamente instalada se requerira la asistencia de la mayoria de los Gerentes, debiendo ademas estar siempre presente el Presidente del Consejo de Gerentes. ---------------------- Cada Gerente gozara de un voto y las resoluciones se tomaran por mayoria. ----------- En caso de que no se haya resuelto un asunto en una sesi6n del Consejo de Gerentes, ya sea (i) por que se realizaron Ires convocatorias continuas para tratar dicho asunto y no se reuni6 el qu6rum requerido por estos estatutos, o (ii) debidamente instalada la sesi6n del Consejo, nose haya obtenido el voto de la mayoria de los asistentes para la resoluci6n de dicho asunto; entonces, dicho asunto debera ser resuelto por la Asamblea General de Socios la cual debera ser convocada para tales efectos, debiendo los Gerentes cumplir y sujetarse a lo resuelto par la Asamblea General. ------------------------- ·••VIGESIMA.- El Consejo de Gerentes celebrara sus sesiones en el domicilio social; sin embargo, si el propio Consejo de Gerentes asi lo resuelve quien legalmente convoca, podra establecer un lugar distinto para la celebraci6n de dicha Sesi6n, dentro del Territorio Nacional o en el extranjero. Las resoluciones tomadas fuera de sesi6n del Consejo de Gerentes, por unanimidad de los Gerentes, tendran para todos los efectos legales, la misma validez que si hubieren sido adoptadas en sesi6n del Consejo de Gerentes, siempre y cuando dichas resoluciones se confirmen par escrito y sean firmadas por la totalidad de los Gerentes en funciones. Las actas de las sesiones del Consejo de Gerentes seran transcritas en el Libra de Actas de Sesiones respective y seran firmadas el Presidente y el Secretario. ------------------------- •-VIGESIMA PRIMERA.• El Presidente, Secretario y Vocal del Consejo de Gerentes seran las personas que designe la Asamblea de Socios y en su defecto, fungiran coma tales, de acuerdo al orden de su nombramiento. --- El Secretario del Consejo entre otras funciones tendra a su cargo los libros corporativos de la Sociedad, y si hubiere Gerente Unico, entonces la obligaci6n estara a su cargo.--------------- 14

MTRD_ PEDRO RUIZ HIGUERA Notari □ Public□ Nun,ero SD Guadalajara _]alisco --VIGESIMA SEGUNDA.- Los Gerentes que no hayan tenido conocimiento de las actos resueltos en la sesi6n a que se refiere la clausula anterior, o que hayan votado en contra, quedaran libres de toda responsabilidad respecto de dichos actos. ----------------------------- La acci6n de responsabilidad en interes de la Sociedad contra los Gerentes, para el reintegro del patrimonio social pertenece a la Asamblea de Socios y a las Socios individualmente considerados; pero estos no podran ejercitarla cuando la Asamblea, con un voto favorable de las tres cuartas partes del capital social, haya absuelto a las Gerentes de su responsabilidad. ----------------------- La acci6n de responsabilidad que los acreedores sociales tengan contra los Gerentes solo podra ejercitarse par el sindico, despues de la declaraci6n de quiebra de la Sociedad. -------------- --VIGESIMA TERCERA.- El Gerente o Gerentes podran, bajo su responsabilidad, dar poderes para la gesti6n de ciertos y determinados negocios sociales; pero para delegar su encargo necesitaran el acuerdo de la mayoria de los Socios, teniendo los de la minoria el derecho de retirarse cuando la delegaci6n recayere en persona extraria a ta Sociedad. ---------------------------- --- VIGESIMA CU ART A.- T odo Socio tendra derecho a separarse de la Sociedad cuando en contra de su voluntad el nombramiento de algun Gerente o administrador recayere en persona extraria a la Sociedad, los Socios minoritarios tambien tendran derecho a retirarse de la Sociedad cuando el o las Gerentes delegaren su encargo par acuerdo de la mayoria de las Socios. ----------------- ___ VIGESIMA QUINTA.- Para la mejor operaci6n de la Sociedad, la Asamblea de Socios, o el Gerente o Gerentes de la Sociedad, podran nombrar Funcionarios de la Sociedad, con las facultades que expresamente le sean conferidas, y podran crear los cargos internos que se estimen convenientes para el manejo interno de la Sociedad. - La Asamblea de Socios o et Consejo de Gerentes, podran determinar las garantias que los Funcionarios y otros empleados de la Sociedad deban conceder para la realizaci6n de sus actividades---------- ------------~APiTULO QUINTO------------ -----------VIGILANCIA DE LA SOCIEDAD---------- - VIGESIMA SEXT A.- La vigilancia de la Sociedad podra estar encomendada a un Consejo de vigilancia, si asi lo determina la Asamblea de Socios, de conformidad con lo dispuesto por el Articulo 84 (ochenta y cuatro) de la Ley General de Sociedades Mercantiles. Los miembros del Consejo de Vigilancia, propietarios y sus suplentes, podran ser Socios o personas extranas a la Sociedad, duraran en sus funciones un ario y seran reelectos indefinidamente, mientras no tome posesi6n la persona que haya de sustituirlos par acuerdo de la Asamblea. ------ El Consejo de Vigilancia podra vigilar ilimitadamente y en cualquier tiempo las operaciones sociales, y asistir a las Asambleas de las Socios. -------- ·--------------------------------- -------------- CAPiTULO SEXTO------------ -------------ASAMBLEA DE SOCIOS----------- -- VIGESIMA SEPTIMA.- La Asamblea de las Socios se compone de todos las Socios que concurran par si a la misma, o por media de representante legalmente acreditado par simple carta poder firmada ante dos testigos: •········ -- VIGESIMA OCTAVA.- La asamblea sera convocada par el o las Gerentes, par el Comisario o consejo de vigilancia si los hubiera y en su ausencia o negativa, par Socios que representen la mayoria del capital social. ----- Las convocatorias se haran par media de cartas certificadas con acuse de recibo, telex, telegrama, telefax o cualquier otro media electr6nico de comunicaci6n, en el entendido de que debera de confirmarse por escrito dicha convocatoria y se dirigira a cada Socio a su domicilio, a publicarse en uno de los peri6dicos de mayor circulaci6n 15 Av. Areas #267 Calania Areas Sur. Guadalajara . .Jalisca C.P. 44S00 Tel. 1B 13 66 11. 1B 14 33 Bl. carrea electronic □ infarmesE'!n □ taria60gdl.cam 0 C ~ .., w 6 0 del domicilio social. Dichas convocatorias deberan contener por lo menos, la orden del dia y deberan hacerse cuando menos con 8 (ocho) dias de anticipaci6n. -------------------------------------- Si todos los Socios estuvieren presentes o representados al momenta de la votacion, no sera necesaria la convocatona. ---·-------- ___ VIGESIMA NOVENA.- Cuando todos los Socios lo estimen conveniente, podran tomar resoluciones sin necesidad de reunirse en asamblea, de conformidad con lo dispuesto por el Articulo 82 (ochenta y dos) de la Ley General de Sociedades Mercantiles. Para lo cual, se remitira a los Socios por mensajeria, entrega personal, fax o algun otro media electronico, el texto de las resoluciones o decisiones, debiendose asentar el voto por escrito, el cual podra constar en uno o varios documentos identicos en donde conste el texto de las resoluciones aprobadas por la totalidad de los Socios. ------------------------ --- TRIGESIMA.- La Asamblea de Socios es el organo supremo de la Sociedad. Las Asambleas seran presididas por el Gerente General o por el Presidente del Consejo de Gerentes y en su ausencia por la persona que elijan los Socios por mayoria de votos. La Asamblea se considerara legalmente instalada si se encuentran presentes los Socios que representen por lo menos la mitad del capital social y sus resoluciones se tomaran por mayoria de votos de los Socios que representen por lo menos la mitad del capital social, Si esta cifra no se obtiene en la primera reunion, los Socios seran convocados por segunda vez tomandose las decisiones por mayoria de votos, cualquiera que sea la porcion del capital representado. ----------------- En todo caso, las modificaciones al contrato social se decidiran por el veto de la mayoria de los Socios que representen cuando menos las tres cuartas partes del capital social, siendo aplicable el Articulo 83 (ochenta y tres) de la Ley General de Sociedades Mercantiles para los casos de cambio de objeto social o de las reglas que determinen un aumento en las obligaciones de los Socios. ---------------- ••• TRIGESIMA PRIMERA.- Las Asambleas de Socios tend ran las facultades siguientes: ------- ---1. Discutir, aprobar, modificar o reprobar el balance general correspondiente al ejercicio social clausurado y tomar, con estos motivos, las medidas que juzguen oportunas;--------------- ---11. Proceder al reparto de utilidades; ----------------------- ---111. Nombrar y remover a los Gerentes fijandoles las garantias que deban otorgar y sus emolumentos; ---- -- IV. Designar, en su caso, al comisario o al consejo de vigilancia; -------------- ---V. Resolver sabre la division y amortizaci6n de las partes sociales; -------------- ---VI. Exigir, en su caso, las aportaciones suplementarias y las prestaciones accesorias; -------- ---VII. lntentar contra los organos sociales o contra los Socios las acciones que correspondan para exigirles danos y perjuicios; ------------------------------ ---VIII. Modificar el contrato social; ------------------------ ---IX Consentir en las cesiones de partes sociales y en la admisi6n de nuevos Socios; --------- ---X. Decidir sabre los aumentos y reducciones del capital social; --------------- ---XI. Decidir sobre la disolucion de la Sociedad; y ------------------- ---XII. Las demas que les correspondan conforme a la ley o al contrato social. ----------- ·--TRIGESIMA SEGUNDA.- Las resoluciones de las Asambleas se asentaran en actas transcritas en un Ubro de Actas de Asamblea, las cuales seran firmadas por lo menos, por el Presidente y Secretario de dichas asambleas. Dichas actas deberan ir acompanadas de la lista de asistencia correspondiente. ----------- 16

MTR□ . PEDRO RUIZ HIGUERA Notar-io Public□ Numer□ 60 Guadalajara ..Jalisco Las Asambleas de Socios deberan reunirse en el domicilio social por lo menos, una vez al aiio y a mas tardar dentro de los 4 (cuatro) meses siguientes al cierre del ejercicio social.------------- ---------------CAPiTULO SEPTIMO------------ --------EJERCICIOS SOCIALES, UTILIDADES Y PERDIDAS-------- -TRIGESIMA TERCERA.- Los ejercicios sociales iniciaran el 1° (primero) de enero y terminaran el 31 (treinta y uno) de diciembre de cada ano, salvo el primer ejercicio social, el cual podra ser irregular por haber iniciado sus operaciones la Sociedad en una fecha posterior al 1° (primero) de enero del 2017 (dos mil diecisiete). Asimismo, podra ser irregular el ultimo ejercicio social, el cual finalizara al liquidarse la Sociedad. -------- ---TRIGESIMA CUARTA.- Las utilidades liquidas se aplicaran de la siguiente forma: --------- -1. El 5% (cinco por ciento) para la constituci6n del fondo de reserva legal hasta que alcance la quinta parte del capital social;------------------------------ -11. La cantidad que deba entregarse a los trabajadores por concepto de participaci6n de las utilidades; ---- -111. La cantidad que la Asamblea de Socios determine como emolumentos del ode los Gerentes; y ----- --IV. El resto se repartira entre los Socios en proporci6n al valor de las partes sociales que representen. --- -TRIGESIMA QUINT A.- Las perdidas se repartiran en igual proporci6n que las utilidades. Al terminar cada ejercicio social se formulara un balance y las cuentas de perdidas y ganancias para ser presentadas a la Asamblea de Socios que con ese objeto se celebrare, los Socios responden de las obligaciones sociales hasta el monto de sus aportaciones.------------------------------ --------------\..APiTULO OCTAV01 ------------ -----------DISOLUCION Y LIQUIDACION---------- ----TRIGESIMA SEXTA.- Procedera la disoluci6n y liquidaci6n de la Sociedad: ----------- ---1. En cualquiera de los casos del Articulo 229 (doscientos veintinueve) de la Ley General de Sociedades Mercantiles. ------------------------------- --11. En caso de muerte o disoluci6n de alguno de los Socios, sin perjuicio de lo establecido en la clausula NOVENA de estos Estatutos.----------------------- -111. En caso de interdicci6n o quiebra de alguno de los Socios, salvo resoluci6n en contrario tomada por la Asamblea de Socios. -------------------------- --TRIGESIMA SEPTIMA.- Disuelta la Sociedad, se pondra en liquidaci6n. La Asamblea de Socios nombrara a uno o mas liquidadores, los cuales seran de preferencia, alguno de los Socios de la Sociedad, quienes tendran las facultades establecidas en el Articulo 242 (doscientos cuarenta y dos) de la Ley General de Sociedades Mercantiles. Al entrar en funciones el o los liquidadores cesaran los poderes concedidos a la Junta de Gerentes o al Gerente General. Para la liquidaci6n de la Sociedad se procedera en los terminos que seiiala la ley. --- ----------~-----CAPiTULO NOVENu------------- -----------DISPOSICIONES GENERALES ---------- --TRIGESIMA OCTAVA.- En todo lo no previsto especificamente en estos Estatutos, se aplicaran las disposiciones conducentes de la Ley General de Sociedades Mercantiles. ------------ ·••TRIGESIMA NOVENA- Cualquier controversia conflicto o demanda que surja relacionada con la interpretaci6n o el incumplimiento total o parcial de este Contrato, se sometera a las Leyes y los Tribunales Competentes de la Ciudad de Guadalajara, Jalisco. ----------- -----------ARTiCULOS TRANSITORIOS----------- 17 Av. Arcos #267 Colonia Arcos Sur. Guadalajara . .Jalisc □ C.P. 44S□D Tel. 1B 13 66 11. 1B 14 33 Bl. c □ rre □ electronic□ inf□ rmes@:ln □ taria60gdl.com 0 C <( -, w 6 0

•·•Los socios fundadores de esta Sociedad, a !raves de su apoderado especial, en asamblea general de socios, adoptan por su voto unanime las siguientes resoluciones:------------------ ---PRIMERA.• Las partes sociales correspondientes a la parte minima del capital social de la Sociedad han quedado integramente suscritas y pagadas coma sigue: SOCIOS PARTES SOCIALES CAPITAL PORCENTAJE FIJO Ensco Holdco Limited 1 $19,800.00 99% EXT990101Nl1 Ensco Off shore U .K. Limited 1 $200.00 1% EXT990101Nl1 Total: 2 $20,000.00 100% ---La parte minima del capital social de $20,000.00 (Veinte mil pesos 00/100 Moneda Nacional) ha sido totalmente cubierto y representado per 2 (dos) partes sociales.------------------ ___ Se hace constar que los Socios no han solicitado su inscripci6n en el Registro Federal de Contribuyentes, ante el hecho de que la Sociedad ha optado por presentar el aviso a que hace referencia el parrafo cuarto del articulo 27 del C6digo Fiscal de la Federaci6n. --------------------------- ---SEGUNOA.· La cantidad de $20,000.00 {Veinte mil pesos 00/100 Moneda Nacional) fue debidamente pagada por los suscriptores antes mencionados.--------------------- ---TERCERA.• Los socios fundadores de esa Sociedad, reunidos a traves de su apoderado especial en una asamblea de socios. adoptaron por su voto unanime las siguientes resoluciones: --------- ---1).· Se acuerda que la administraci6n de la Sociedad este a cargo de un Consejo de Gerentes que tendra las mas amplias facultades, autoridad y poderes para representar a la Sociedad, en los terminos de la clausula DECIMA SEXTA de los estatutos sociales, designandose para tal efecto al siguiente: --------- ---Cargo ------------Nombre ---------------- ··-PRESIDENTE-------------~----MARIA CLARA SILVA---------- ---VICEPRESIDENTE.-------------EZEQUIEL MARCO MARTINEZ-------- ---VICEPRESI DENTE------------------------------------------ANDREW EDWARD BOST--------- ---SECRET ARIO ASISTENTE---·--------------MELANIE ANN KOLTERMANN -------- ---CONSEJERO-----------WILLIAM ROBERT EDWARDS 111------- ---Se hace constar que los miembros del Consejo de Gerentes han aceptado su nombramiento, sin haberse requerido el otorgamiento de garantia por el desempeno de sus cargos. por acuerdo expreso de los socios. a traves de su apoderado especial. ----------------------- --11.- Se otorgan, ademas, en favor del senor GASPAR JAVIER ARCEO GOMEZ {RFC: AEGG780722US7) los siguientes poderes y facultades:------------------------ ---A.-PODER GENERAL PARA PLEITOS Y COBRANZAS, las que se otorgan con todas las facultades generales y especiales que requieran clausula especial de acuerdo con la ley, por lo que se le confieren sin limitaci6n alguna, de conformidad con lo establecido en el primer parrafo del articulo 2554 (dos mil quinientos cincuenta y cuatro), del C6digo Civil Federal, sus correlatives de los C6digos Civiles de los Estados de la Republica, en cuanto resulte su analogia con la figura de mandate, incluyendo las facultades especiales a que se refieren los articulos 2574 (dos mil quinientos setenta y cuatro}, 2582 (dos mil quinientos ochenta y dos), 2587 (dos mil quinientos ochenta y siete} y 2593 (dos mil quinientos noventa y tres} del C6digo Civil Federal, y sus correlative de las Estados, con todas las facultades generales y las especiales que requieran clausula especial conforme a la ley, estando facultados para 18

MTR□ . PEDRO RUIZ HIGUERA Notari □ Public□ Nun,er□ 60 Guadalajara .Jalisc □ desistirse en cualquier juicio o procedimiento de cualquier demanda, recurse o reclamaci6n, asi como para interponer y desistirse de juicios de amparo y sus incidentes, para querellarse penalmente y desistirse de las querellas que presenten; para constituirse en coadyuvante del Ministerio Publico y otorgar perd6n si precede de acuerdo con la ley; para transigir, para someterse a arbitraje, para articular y absolver posiciones, para recusar jueces, peritos y funcionarios publicos cuando proceda, para hacer cesi6n de bienes y adquirir en venta de autoridad, para recibir pagos y ejecutar todos los otros actos expresamente determinados por la ley, entre los que se incluyen representar a la Sociedad ante toda clase de autoridades municipales, estatales y federales y tribunales penales, civiles, administrativos y de trabajo. -------------------- Para representar a la Sociedad, de conformidad y para los efectos de los articulos 11 (once), 46 (cuarenta y seis), 47 (cuarenta y siete), 134 {ciento treinta y cuatro) fracci6n Ill (tercera), 523 (quinientos veintitres), 786 (setecientos ochenta y seis), 787 (setecientos ochenta y siete), 873 (ochocientos setenta y tres), 874 (ochocientos setenta y cuatro), 875 (ochocientos setenta y cinco), 876 (ochocientos setenta y seis), 878 (ochocientos setenta y ocho), 880 (ochocientos ochenta), 883 {ochocientos ochenta y tres) y 884 (ochocientos ochenta y cuatro) de la Ley Federal del Trabajo vigente. Como representante legal patronal y apoderado general podra actuar ante o frente al o las sindicatos con las cuales existan celebrados Contratos Colectivos de Trabajo y para todos los efectos de conflictos individuales. En general, para todos los asuntos obrero-patronales y para ejercitar sus facultades ante cualesquiera de las autoridades del trabajo, asi como para comparecer con el caracter de representante legal de la sociedad ante el Institute Mexicano del Segura Social (IMSS), Institute del Fonda Nacional para el Consume de los Trabajadores (INFONACOT), asi como ante las autoridades a las que se refiere el articulo 523 (quinientos veintitres) de la Ley Federal del Trabajo; podra asimismo comparecer ante las Juntas de Conciliaci6n y Arbitraje, ya sean locales o federales; en consecuencia llevaran la representaci6n patronal para efectos de las citados articulos 11 (once), 46 (cuarenta y seis) y 47 (cuarenta y siete), y tambien la representaci6n legal de la empresa para todos los efectos de acreditar la personalidad y la capacidad en juicio o fuera de el, en los terminos del articulo 692 (seiscientos noventa y dos), fracciones II (segunda) y Ill (tercera) de la Ley Federal del Trabajo; podran comparecer al desahogo de la prueba confesional en los terminos de los articulos 786 (setecientos ochenta y seis) y 787 (setecientos ochenta y siete) de la Ley Federal del Trabajo, con facultades para absolver y articular posiciones con el caracter de representante legal de la Sociedad, con facultades precisas para desahogar la prueba confesional en todas sus partes; podra senalar domicilio para oir y recibir notificaciones en los terminos del articulo 739 (setecientos treinta y nueve), podra comparecer con toda la representaci6n legal bastante y suficiente, para acudir a la audiencia a que se refiere el articulo 873 (ochocientos setenta y tres) en sus dos etapas de conciliaci6n y de demanda y excepciones en las terminos de las articulos 875 (ochocientos setenta y cinco), 876 (ochocientos setenta y seis), 878 (ochocientos setenta y ocho), 879 (ochocientos setenta y nueve) y 880 (ochocientos ochenta); contestar demandas, ofrecer pruebas; tambien podran acudir a la audiencia de desahogo de pruebas en los terminos de los articulos 883 (ochocientos ochenta y tres) y 884 (ochocientos ochenta y cuatro), todos los anteriores articulos, de la Ley Federal del Trabajo. Asimismo, se le confieren facultades para proponer arreglos conciliatorios, para celebrar transacciones, para tomar toda clase de decisiones para negociar y suscribir convenios laborales; al mismo tiempo podran actuar como representantes de la empresa en calidad de administradores, respecto y para toda clase de juicios o procedimientos de trabajo que se tramiten ante cualquier autoridad. Asimismo, el presente poder se otorga, incluyendo expresamente, pero sin que ello sea limitativo, facultades para actos de administraci6n en materia laboral, tales como la ocupaci6n y distribuci6n de trabajadores, la determinaci6n Av. Arcos #267 C□ l □ nia Arcos sL~. Guadalajara. Jalisc□ C.P. 44S00 Tel. 1B 13 66 11. 1B 14 33 Bl. c□ rre □ electronic □ inf □rmes@!n □ taria60gdl.c□ m 0 C <( -, w 6 0 de las tareas que corresponden a cada puesto o area de trabajo y sus remuneraciones y; en su caso, la desocupaci6n o promoci6n de todo tipo de trabajadores, pudiendo par ende, firmar toda clase de contratos o convenios de trabajo y terminarlos o rescindirlos y, en general, obligar a la Sociedad en materia laboral en todo aquello que competa a la administraci6n. --------------------- ---B.-PODER GENERAL PARA ACTOS DE ADMINISTRACIQN, con facultades para representar a la Sociedad, par lo que a esto respecta, en la administraci6n de sus bienes y negocios, asi coma para firmar y ejecutar toda clase de convenios y contratos, y obligarse en nombre de la Sociedad en cualquier tipo de acto necesario para el cumplimiento de su objeto social. T endran todas las facultades generales y especiales que requieran clausula especial conforme a la Ley, en las terminos del segundo parrafo del articulo 2554 (dos mil quinientos cincuenta y cuatro) del C6digo Civil Federal y sus correlativos para las demas Entidades Federativas de la Republica Mexicana, asi coma las articulos 2547 (dos mil quinientos cuarenta y siete), 2553 (dos mil quinientos cincuenta y tres) del C6digo Civil Federal y sus correlativos para las demas Entidades Federativas de la Republica Mexicana. lgualmente se le otorgan f acultades de administraci6n tan amplias coma en derecho proceda para que el apoderado represente a la Sociedad ante cualquier dependencia gubernamental, ya sea federal, estatal o municipal, y ante organismos descentralizados y centralizados y aun ante empresas de participaci6n estatal mayoritarias o minoritarias, tales como las que a continuaci6n se indican en forma enunciativa y no limitativa: la Secretaria de Hacienda y Credito Publico, el Servicio de Administraci6n Tributaria, la Tesoreria General del Estado, Secretaria de Finanzas, el lnstituto Mexicano del Segura Social, lnstituto del Fonda Nacional de la Vivienda para las Trabajadores, lnstituto del Fonda Nacional para el Consume de las Trabajadores; para iniciar, proseguir o finiquitar asuntos administralivos, formular, firmar y obtener las documentos ante las entidades mencionadas, dar las avisos fiscales necesarios derivados de la operaci6n de la Sociedad y celebrar toda clase de actos, convenios y contratos con dichas entidades, asi coma tramitar y solicitar la e-firma (antes Firma Electr6nica Avanzada "FIEL") ante el Servicio de Administraci6n Tributaria, y en general todos las documentos publicos que faciliten la consecuci6n de las fines de su representaci6n y defensa.----------------- Por media del presente poder, se faculta al apoderado para que a nombre y representaci6n de la Sociedad, acuda ante la Secretaria de Hacienda y Credito Publico, la Secretaria de Economia, la Direcci6n General de Servicio al Comercio Exterior, las Delegaciones y Subdelegaciones Federales de la Secretaria de Economia, la Administraci6n General y Regional de Aduanas, el Padron de lmportadores y otras agencias autorizadas por dicha Secretaria, otorgandole amplias facultades de administraci6n a fin de realizar todas las gestiones necesarias para el embarque de mercancias, la firma de estados de cuentas y de gastos del agente aduanal y en general, realizar las actividades necesarias senaladas tanto en la Legislaci6n Aduanera, coma las practicas en que se incurra para la importaci6n y exportaci6n de toda clase de bienes y mercancias consignadas por la Sociedad, previa obtenci6n de las autorizaciones correspondientes ante las autoridades competentes, asi coma las solicitudes de modificaciones o pr6rrogas de las mismas; si es necesario, presentar declaraciones de IVA, gestiones en las aduanas y agencias para importar mercancias; asi coma presentar la documentaci6n necesaria para la obtenci6n de los tramites mencionados anteriormente. Adicionalmente, el apoderado estara autorizado para actuar en nombre y representaci6n de la Sociedad ante la Secretaria de Hacienda y Credito Publico, sus delegaciones o subdelegaciones, asi coma en la Direcci6n General de Servicios al Comercio Exterior, autorizandolo a actuar y firmar toda clase de escritos y participar en toda clase de actos y procedimientos, incluyendo de forma enunciativa y no limitativa: tramitar confirmaciones de criteria en materia aduanal y/o de comercio exterior, representar a la 20

MTR□ . PEDRO RUIZ HIGUERA Notari □ Public□ Nun,ero 60 Guadalajara Jalisco Sociedad en todo tipo de licitaciones nacionales o internacionales en materia aduanal, solicitar el otorgamiento de beneficios arancelarios o de cualquier otra contribuci6n relacionada con la importaci6n y exportaci6n de bienes y/o servicios, asi coma solicitar el otorgamiento de cualquier beneficio arancelario previsto en cualquier Tratado Internacional del que los Estados Unidos Mexicanos sea parte, entre otros.------------ -C.-PODER ESPECIAL PARA TiTULOS DE CREDITO, para que, en nombre de la Sociedad, en los terminos del articulo 9 de la Ley General de Titulos y Operaciones de Credito, pueda suscribir, otorgar, endosar. librar, avalar y negociar, de cualquier forma, titulos de credito. -------------------- --D.-PODER PARA ACTOS ANTE INSTITUCIONES FINANCIERAS Y PARA ABRIR Y CERRAR CUENTAS BANCARIAS, tan amplio come en derecho sea permitido, quedando facultado para abrir, mantener y cerrar cualquier tipo de cuenta(s) bancaria(s) en nombre y representaci6n de la Sociedad; para girar en contra de las mismas; para contratar, ejecutar, entregar, modificar o terminar en nombre y representaci6n de la Sociedad todos los mandates para la apertura, mantenimiento, operaci6n y cierre de dicha(s) cuenta(s) bancaria(s) y todo tipo de contratos, documentos y acuerdos con el Banco relacionadas con el establecimiento de y la provision de la administraci6n de efectivo que haga el Banco a la Sociedad, asi como las servicios y productos, incluyendo mas no limitado a: Contratos de Cuenta Internacional, Carta de Autorizaci6n a Terceros y Terminos y Condiciones de Servicios de T esoreria; para operar y designar personas autorizadas para operar, en nombre de la Sociedad cualquiera de la(s) cuenta(s) bancaria(s} que tenga la Sociedad, incluyendo la facultad para dar instrucciones respecto a dicha(s) cuenta(s) bancaria(s}; y para revocar cualquier autorizaci6n previamente otorgada a cualquier persona para operar dicha(s) cuenta(s) bancaria(s}.----------------- ============= INSERTO============== -------AUTORIZACION DE LASECRETARIA DEECONOMIA------- "Un logotipo S.E. SECRETARiA DE ECONOMiA.- Clave Unica del Documento (CUD): A201808300745130009- SECRETARiA DE ECONOMiA.- DIRECCION GENERAL DE NORMATIVIDAD MERCANTIL. AUTORIZACl6N DE USO DE DENOMINACION O RAZON SOCIAL.- En atenci6n a la reserva realizada por Juan Jose Agustin Barragan Abascal, a traves del Sistema establecido por la Secretaria de Economia para autorizar el uso de Denominaciones o Razones Sociales, y con fundamento en lo dispuesto par los articulos 15, 16 y 16 A de la Ley de Inversion Extranjera; articulo 34, fracci6n XII bis de la Ley Organica de la Administraci6n Publica Federal; articulo 69 C Bis de la Ley Federal de Procedimiento Administrative; articulo 23 fracciones XXV, XXVII y XXXIII DEL Reglamento Interior de la Secretaria de Economia y el articulo 17 del Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales; SE RESUELVE AUTORIZAR EL USO DE LA SIGUIENTE DENOMINACl6N O RAZON SOCIAL: ENSCO MEXICO SERVICES. Lo anterior a partir de la fecha y hara que se indican en la secci6n de Firma Electr6nica mas adelante. Los terminos con mayuscula inicial contenidos en la presente Autorizaci6n tendran el significado que se les atribuye a dichos terminos en el Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales, con independencia de que se usen en plural o en singular. De conformidad con lo dispuesto par el articulo 18 del Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales, la presente Autorizaci6n se otorga con independencia de la especie de la persona moral de que se trate, de su regimen juridico, o en su caso, de la modalidad a que pueda estar sujeta. En terminos de lo dispuesto per el articulo 21 del Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales, el Fedatario Publico Autorizado o Servidor Publico. o tratandose de las sociedades cooperativas, la autoridad, ante quien se constituya la Sociedad o Asociaci6n correspondiente, o en su caso, ante 21 Av. Areas #267 Catania Areas Sur. Guadalajara . .Jalisco C.P. 44S00 Tel. 1B 13 66 11. 1B 14 33 Bl. corre □ electronic□ inf□ rmes~n □ taria60gdl.c□m 0 C ct ""') w b 0 quien se formalice el cambio de su Denominaci6n o Raz6n Social, debera cerciorase previamente a la realizaci6n de dichos actos, que se cumple con las condiciones que en su caso resulten aplicables y se encuentren serialadas en la presente Autorizaci6n y en el referido Reglamento, y a su vez debera cerciorarse de que la presente Autorizac16n se encuentre vigente.- AVISO DE USO NECESARIO.- De conformidad con lo dispuesto por el articulo 24 del Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales, el Fedatario Publico Autorizado o Servidor Publico que haya sido elegido conforme al articulo 14 de dicho Reglamento, debera dar el Aviso de Uso correspondiente a traves del Sistema y dentro de los ciento ochenta dias naturales siguientes a la fecha de la presente Autorizacion, a fin de hacer del conocimiento de la Secretaria de Economia de que ha iniciado el uso de la Denominaci6n o Razon Social Autorizada por haberse constituido la Sociedad o Asociaci6n, o formalizado su cambio de Denominacion Razon Social ante su fe. En caso de que el Fedatario Publico Autorizado o Servidor Publico que haya sido elegido conforme al articulo 14 del Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales no de el Aviso de Uso conforme al articulo 24 de dicho Reglamento, este podra presentar previo pago de derechos, el Aviso de Uso de forma extemporanea en cualquiera de las oficinas de la Secretaria de Economia, dentro de las treinta dias naturales contados a partir de la fecha en que concluyo el plaza de ciento ochenta dias naturales siguientes a la fecha de la presente Autorizacion. La Secretaria de Economia no reservara el uso exclusive de la Denominaci6n o Razon Social otorgada mediante la presente Autorizacion, en caso de esta no reciba el Aviso de Uso en los terminos antes serialados, y dentro del plaza establecido en el parrafo que antecede. AVISO DE LIBERACICN En case de fusion o liquidacion de la Sociedad o Asociacion, o en el caso de cambio de Denominacion o Razon Social de la misma, el Fedatario Publico Autorizado o Servidor Publico ante quien se formalizara dicho acto, debera de dar, a traves del Sistema y dentro de un plaza no mayor a treinta dias naturales posteriores a la fecha de formalizacion del instrumento respectivo, un Aviso de Liberacion de la Denominaci6n o Razon Social. Tratandose de sociedades cooperativas que se liquiden, extingan o cambien su Denominaci6n o Razon Social ante alguien distinto de un Fedatario Publico Autorizado, el representante legal de la sociedad cooperativa debera solicitar por escrito el apoyo de la Secretaria de Economia para poder dar el Aviso de Liberaci6n correspondiente. Lo anterior, con fundamento en el articulo 28 del Reglamento para la Autorizacion de Uso de Denominaciones o Razones Sociales. RESPONSABILIDADES De conformidad con lo dispuesto par el articulo 22 del Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales las sociedades o asociaciones que usen o pretendan usar una Denominaci6n o Razon Social tendran las obligaciones siguientes: Responder por cualquier dario, perjuicio o afectaci6n que pudiera causar el uso indebido o no autorizado de la Denominacion o Raz6n Social otorgada mediante la presente Autorizaci6n, conforme a la Ley de Inversion Extranjera y al Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales, y Proporcionar a la Secretaria de Economia la informacion y documentaci6n que le sea requerida por escrito o a traves del Sistema en relaci6n con el uso de la Denominaci6n o Razon Social otorgada mediante la presente Autorizaci6n, al momenta de haberla reservado, durante el tiempo en que se encuentre en uso, y despues de que se haya dado el Aviso de Liberaci6n respecto de la misma. Las obligaciones establecidas en las fracciones anteriores, deberan constar en el instrumento mediante el cual se formalice la constituci6n de la Sociedad o Asociaci6n o el cambio de su Denominaci6n o Razon Social. La presente Autorizacion tiene una vigencia de 180 dias naturales a partir de la fecha de su expedici6n, y se otorga sin perjuicio de lo establecido por el articulo 91 de la Ley de la Propiedad Industrial'. - --- Doy fe que el anterior inserto concuerda fielmente con su original que tuve a la vista, el cual protocolizo 22

• MTRD_ PEDRO RUIZ HIGUERA Notari □ Public□ Numer□ 60 Guadalajara ..Jalisc □ agregandolo a mi Libra de Documentos Generales, bajo el numero correspondiente a esta escritura. ---- --------- REGIMEN LEGAL DEL MANDATO: ---------- En cumplimiento de las disposiciones contenidas en los Articulos 2207 dos mil doscientos siete y 2214 dos mil doscientos catorce del C6digo Civil del Estado de Jalisco, asi coma el 2554 dos mil quinientos cincuenta y cuatro del C6digo Civil Federal, y el articulo 10 decimo de la Ley General de Sociedades Mercantiles, que a continuaci6n se insertan en lo conducente e integramente los textos de los mismos. --------- -· EL ARTICULO 2207 DOS MIL DOSCIENTOS SIETE, DEL C6DIGO CIVIL DEL EST ADO DE JALISCO, DICE: - • ... En los poderes generales judiciales bastara decir que se dan con ese caracter, para que el apoderado pueda representar al poderdante en todo negocio de jurisdicci6n voluntaria, mixta y contenciosa, desde su principio hasta su fin; siempre que no se trate de actos que conforme a las Leyes requieran poder especial, en tal caso se consignaran detalladamente las facultades que se confieran con su caracter de especialidad.- Este tipo de poderes solo podra otorgarse a personas que tengan el titulo de abogado, licenciado en derecho o a quien no tenga ese caracter se encuentre asesorado necesariamente por profesionales del derecho, quien debera suscribir y actuar conjuntamente con el apoderado, en todos los tramites judiciales.- En los poderes generales para administrar bienes, bastara decir que se otorgan con ese caracter, para que el apoderado tenga toda clase de facultades administrativas.- En los poderes generales para ejercer actos de dominio, sera suficiente que se exprese que se confieren con ese caracter, a efecto de que el apoderado tenga todas las facultades de propietario, en lo relative a los bienes coma en su defensa." ------------ - EL ARTICULO 2214 DOS MIL DOSCIENTOS CATORCE DEL C6DIGO CIVIL VIGENTE DEL ESTADO DE JALISCO A LA LETRA EXPONE: ------------------- - "Ningun poder se otorgara por una duraci6n mayor a cinco anos, salvo que antes de que se cumpla ese tiempo, el mandante lo revoque.- Cuando durante la vigencia del poder, se hubiere iniciado un negocio cuya duraci6n trascienda el termino de su vigencia, se entendera prorrogadas las facultades, hasta su conclusion, quedando comprendida la de intentar el juicio de Amparo.". ----------------------------------------------------------------------- -- EL ARTICULO 2554 DOS MIL QUINIENTOS CINCUENTA Y CUATRO DEL C6DIGO CIVIL FEDERAL APLICABLE EN LOS ESTADOS EN MATERIA FEDERAL DICE: ------------ ---- "En todos los poderes generales para pleitos y cobranzas bastara que se diga que se otorga con todas las facultades generales y las especiales que requieran clausula especial conforme a la ley, para que se entiendan conferidos sin limitaci6n alguna.- En los poderes generales para administrar bienes, bastara expresar que sedan con ese caracter para que el apoderado tenga toda clase de facultades administrativas.- En los poderes generales para ejercer actos de dominio, bastara que se den con ese caracter para que el apoderado tenga todas las facultades de dueno, tanto en lo relative a los bienes, coma para hacer toda clase de gestiones a fin de defenderlos.- Cuando se quisieren limitar en los tres cases antes mencionados, las facultades de los apoderados, se consignaran las limitaciones, o los poderes seran. ------------------ ·- EL ARTiCULO 10 DECIMO DE LA LEY GENERAL DE SOCIEDADES MERCANTILE$ DICE----- ---"La representaci6n de toda sociedad mercantil correspondera a su administrador o administradores, quienes podran realizar todas las operaciones inherentes al objeto de la sociedad, salvo lo que expresamente establezcan la Ley y el contrato social. Para que surtan efecto los poderes que otorgue la sociedad mediante acuerdo de la asamblea o del 6rgano colegiado de administraci6n, en su caso, bastara con la protocolizac16n ante notario de la parte del acta en que conste el acuerdo relative a su otorgamiento, debidamente firmada par quienes actuaron 23 Av. Arcos =H:267 Colonia Arcos Sur. Guadalajara . .Jalisco C.P. 44S00 Tel. 1B 13 66 11. 1B 14 33 Bl. corre □ electronic □ informes@notaria6□gdl.com 0 C <t .., w b 0 coma presidente o secretario de la asamblea o del 6rgano de administraci6n seglin corresponda, quienes deberan firmar el instrumento notarial, o en su defecto lo podra firmar el delegado especialmente designado para ello en sustituci6n de los anteriores. ----- El notario hara constar en el instrumento correspondiente, mediante la relaci6n, inserci6n o el agregado al apendice de las certificaciones, en lo conducente, de las documentos que al efecto se le exhiban, la denominaci6n o raz6n social de la sociedad, su domicilio, duraci6n, importe del capital social y objeto de la misma, asi coma las facultades que conforme a sus estatutos le correspondan al 6rgano que acord6 el otorgamiento del poder y, en su caso, la designaci6n de las miembros del 6rgano de administraci6n. ---- Si la sociedad otorgare el poder par conducto de una persona distinta a los 6rganos mencionados, en adici6n a la relaci6n o inserci6n indicadas en el parrafo anterior, se debera dejar acreditado que dicha persona tiene las facultades para ello. ---------------------------- -----------AVISO DE PRIVACIDAD--------- ___ De conformidad con los articulos 8 ocho, 15 quince, 16 dieciseis y 36 treinta y seis de la Ley Federal de Protecci6n de Datos Personales y sus correlativos del Reglamento. el MAESTRO PEDRO RUIZ HIGUERA, TITULAR DE LA NOTARiA 60 SES ENT A DE GUADALAJARA, con domicilio en Avenida de los Arcos numero 267 doscientos sesenta y siete, Goiania Arcos Sur, en Guadalajara, Jalisco, por este medio hago del conocimiento de las personas que ocurran a esta Notaria a efecto de solicitar servicios notariales, que los datos personales y documentos que los contengan y que les sean solicitados por personal de esta oficina a efecto de prestar los servicios juridicos en cumplimiento a la las disposiciones legales aplicables, seran utilizados en la elaboraci6n y redacci6n de las instrumentos pliblicos correspondientes. Los dates personales seran consignados en folios donde se hagan constar las escrituras, actas o pliegos par separado seglin el case, y los documentos que contengan datos personales, seran agregados al Libra de Documentos Generales, por lo que quedaran integrados a los Protocolos de los cuales soy depositario conforme a la ley, mismos que podran ser almacenados en bases de datos, imagenes o demas dispositivos electr6nicos o bien impresos en papel, los cuales estaran bajo mi responsabilidad y custodia hasta en tanto entregue los protocolos al Gobiemo del Estado de Jalisco a traves de las oficinas correspondientes.------------------- -----FE NOTARIAL------------- ·----EL SUSCRITO NOTARIO CERTIFICA Y DA FE ------- -- 1.- Que las insertos que contiene este instrumento, concuerdan fielmente con sus originales, los cuales tuve a la vista y las cuales deja agregados a mi Libra de Documentos, siendo los siguientes: --------- --- a}.- Poder Especial otorgado por la sociedad ENSCO HOLDCO LIMITED, debidamente apostillado. --- ___ b) Poder Especial otorgado per la sociedad ENSCO OFFSHORE U.K. LIMITED debidamente apostillado ---------- ___ c).- Autorizaci6n de denominaci6n par la Secretaria de Economia.------------------ ___ d).- ldentificaci6n de la compareciente. -------------------- ••• 11.- Que la compareciente se identifica a mi satisfacci6n, en los terminos del Articulo 84 ochenta y cuatro, Fracci6n VIII octava, asi como la Fracci6n X decima de la Ley del Notariado en vigor, par lo que la conceptuo con capacidad legal para contratar y obligarse, en virtud de no observar en ella signos extemos que presuman lo contrario, y asi mismo no tener conocimiento ni notificaci6n alguna de que haya sido declarada o se encuentre sujeta a estado de interdicci6n. Y manifiesta ser: -·-------------------- --- ANDREA ALTAMIRANO GUAJARDO mexicana, mayor de edad, profesionista, soltera, originaria de Tepic, 24

.. MTR□ . PEDRO RUIZ HIGUERA Notari □ Public□ Nun,ero 60 Guadalajara .Jalisco Nayarit, lugar donde naci6 el dia 30 treinta de enero de 1993 mil novecientos noventa y tres, y con domicilio en Boulevard Puerta de Hierro numero 5210 cinco mil doscientos diez, Piso 1 uno, Fraccionamiento Puerta de Hierro, Zapopan, Jalisco, quien se identifica con su credencial de elector expedida par el Institute Federal Electoral, con numero de folio 1118022103276 uno, uno, uno, ocho, cero, dos, dos, uno, cero, tres, dos, siete, seis, cuya copia cotejada agrego a las archives de esta Notaria bajo el numero de nota correspondiente, y su Clave Unica de Registro de Poblaci6n AAGA930130MNTLJN01 "A", "A", "G", "A", nueve, tres, cero, uno, tres, cero, "M", "N", T, "L", "J", "N", cero, uno. ----------------------------- - Se hace constar que los Socios no han solicitado su inscripci6n en el Registro Federal de Contribuyentes, ante el hecho de que la Sociedad ha optado por presentar el aviso a que hace referencia el parrafo cuarto del articulo 27 del C6digo Fiscal de la Federaci6n. ----------------------- - 111.-Que de conformidad con lo dispuesto par el articulo 22 veintid6s del Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales y del propio permiso otorgado par la Secretaria de Economia adverti a las comparecientes respecto a las siguientes RESPONSABILIDADES: """Las sociedades o asociaciones que usen o pretendan usar una Denominaci6n o Razon Social tendran las obligaciones siguientes: I. Responder por cualquier dalio, perjuicio o afectaci6n que pudiera causar el uso indebido o no autorizado de la Denominaci6n o Razon Social otorgada mediante la presente Autorizaci6n, conforme a la Ley de Inversion Extranjera y al Reglamento para la Autorizaci6n de Uso de Denominaciones y Razones Sociales, y II. Proporcionar a la Secretaria de Economia la informaci6n y documentacion que le sea requerida per escrito o a traves del Sistema en relaci6n con el uso de la Denominacion o Razon Social otorgada mediante la presente Autorizacion, al memento de haberla reservado, durante el tiempo en que se encuentre en uso, y despues de que se haya dado el Aviso de Liberaci6n respecto de la misma"".---- -------------------- - IV.- El suscrito notario hago del conocimiento de los socios respecto a la obligacion que tienen de solicitar la inscripci6n de la persona moral que ahora constituyen en el Registro Federal de Contribuyentes del Servicio de Administraci6n Tributaria asi como tramitar y obtener el certificado de firma electronica avanzada, por lo queen cumplimiento a lo dispuesto por el parrafo septimo del articulo 27 del C6digo Fiscal de la Federacion, advierto a los comparecientes la obligacion que tienen de comprobarme, dentro del mes siguiente a la fecha de firma de esta escritura, que han presentado solicitud de inscripci6n de la persona moral ya que en caso de no hacerlo informare de tal omisi6n al Servicio de Administraci6n Tributaria.-----···························································· -- V.-Hice del conocimiento a la comparecientes el contenido de la fracci6n Ill del articulo tercero de la Ley para la Prevenci6n e ldentificaci6n de Operaciones con Recurses de Procedencia llicita, respecto al concepto de beneficiario controlador y los de presuncion de su existencia, y al respecto me manifestaron: ·Que declara(n) los (los) compareciente(s) bajo protesta de decir verdad, queen el presente instrumento actua(n) en su nombre y por cuenta propia por ser quien(es) se beneficia(n) de los actos que se contienen y quien(es) ejerce(n) las derechos de uso, goce, disfrute, aprovechamiento o disposicion del objeto del instrumento y par tanto no existe duelio beneficiario. ----- ___ VI.- De conformidad ademas, con lo dispuesto par la ley anteriormente mencionada en su articulo 17 diecisiete fracci6n XII, inciso ·c· , NO dare el aviso de la constituci6n de persona moral en los terminos de dicha Ley y su reglamento; ya que aun siendo una actividad vulnerable no excede las mantas serialados en la misma. •················· ---- VII.- Que adverti de la necesidad de su lnscripci6n en el registro publico de la propiedad y de comercio correspondiente segun su domicilio, asi come en el Registro Nacional de Inversion extranjera con fundamento en Av. Arcos #267 Colonia Arcos iJ? .. Guadalajara. Jalisco C.P. 44500 Tel. 1B 13 66 11. 1B 14 33 Bl. correo electronic□ inforrnes~notaria60gdl.com 0 C <t -, w b 0

\ \ el articulo 32 treinta y dos, fracci6n I, incise a) de la Ley de Inversion Extranjera--------- ___ VIII.• Que en virtud de que ninguno de los socios me proporciona ni me presenta Registro Federal de Contribuyentes, por lo que procedere a presentar al Servicio de Administraci6n Tributaria el aviso a que se refiere dicha disposici6n con la misma fecha de firma de esta escritura, mismo que agregara al Apendice de este instrumento.---------------------------- ___ IX.· Que lei en voz alta el contenido de este instrumento a los comparecientes a quienes adverti de su valor, alcance y demas consecuencias legales, asi como.se manifestaron conformes con su contenido, lo ratificaron y firmaron ante mi, hacienda constar que se termin6 de firmar el instrumento siendo las 10:30 diez horas con treinta minutes del dia de su fecha.- DOY FE.-------------------- FIRMADO.- 01 una firma ilegible.- ANDREA ALTAMIRANO GUAJARDO.• En Representaci6n de ENSCO HOLDCO LIMITED y ENSCO OFFSHORE U.K. LIMITED.- Rubrica.- MTRO. PEDRO RUIZ HIGUERA.- NOTARIO PUBLICO NUMERO 60 SESENTA DE GUADALAJARA, JALISCO.- Mi sello de Autorizar- GUS/JGRB/PRH. ------ ========== NOTAS AL PIE DEL PROTOCOLO ========== --- Baja las letras correspondientes, en el Libra de Dacumentos, agrego lo siguiente: -------- ___ a) Duplicado del Aviso al Director del Archive de lnstrumentos Publicos con fecha del 8 ocho de Enero del 2019 dos mil diecinueve.-------------------------- ··- b).· Peder Especial otorgado por la saciedad ENSCO HOLDCO LIMITED, debidamente apostillado. --- ___ c) Peder Especial otorgado par la sociedad ENSCO OFFSHORE U.K. LIMITED debidamente apostillado --------- ___ d).-Autorizaci6n de denominaci6n par la Secretaria de Economia.-------------------- ---- e).- ldentificaci6n de la compareciente. -------------------- -- n.- Boleta de Registro. ------------------------- -------EXPIDO ESTE PRIMER TESTIMONIO, PRIMERO EN SU ORDEN, A SOLICITUD DE LA SOCIEDAD DENOMINADA "ENSCO MEXICO SERVICES" SOCIEDAD DE RESPONSABILIDAD LIMIT ADA DE CAPITAL VARIABLE ; PARA ACREDITAR LOS DERECHOS QUE DEL MISMO SE DESPRENDEN; VA EN 13 TRECE FOJAS UTILES IMPRESAS POR SU ANVERSO Y REVERSO, VA DEBIDAMENTE COTEJADO. -- -- ··-····---···- GUADALAJARA, JALISCO, A 09 NUEVE DE ENERO DEL 2019 DOS MIL DIECINUEVE.---- Gus/jgrb/prh 26

SE lnscripci6n via web inmediata ... BOLETA DE INSCRIPCION FME N-2019001831 NCI 201900006028 Registro Publico de Comercio Cd del Carmen 2019000060280014 Numero Unico de Documento Nombre/Denominaci6n raz6n social ENSCO MEXICO SERVICES SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE .. DATro$:ibE-iN~RESO Fecha y hora Solicitante 14/01/2019 01 :30:06 T.CENTRO PEDRO RUIZ HIGUERAJ .. •' '''.':'.'':'. : -·:..:- ·,. :•' DATOS DEL DOCUMENTO QUE SE PRESENTA No. de documento Tipo de documento 4418 Escritura Fedatario / Autoridad Pedro Ruiz Higuera FME Formas precodificadas Nombre acto Fecha de ingreso N-2019001831 M4-Constituci6n de Sociedad Constituci6n de sociedad mercantil 14/01/2019 01 :30:06 T.CENTRO Referencia de pago No. Fecha lmporte N° 20603529 14/01/2019 01 :27:50 T.CENTRO $596.44 (\:;. :L ·" ; "·,•. t'~'.' :'.:'\,, [,ci;·:;::l{, }k'; ',, · · ~· •- ., .... ·. FIRMA:RESPONSABLE':DE OFICINA Nombre Paola Micheline Justiniano Apolinar Firma 7 e3a5897917b612cf822ceb8f30a 1 df7 c68cf99a Sello digital de tiempo 20190114193005.5512 SELLO DIGITAL DE TIEMPO Olv33cns30gsgQOvPfE8TY5hZOCc41e1VY2BwlV2qJ2O/ KHSZwx1pR9ZO1GoEHXhCE1ORxlSIC6nr JtVOd6Bjly5A62OvHPZS1 n1 r/ 4rUeRwm8kFNGvAUJsGIUIYGsAlmGOr5OrO0Pqdsuq88L+7qhglZytxIHtAZksdGDr/WSjoJ/ YxOH875vaWFnAOEcF68NimSWntA7eTOHmXKAAbgP +2fOdOEYrA6jfGsOquR48hAiCbY6B9vFW800xYWgKDbn3BLmTpNSMKby08HbeAlccOdSy6PdPzMGUN~ UaUt1inylztYeq==

SE lnscripci6n via web inmediata Responsable de oficina Paola Micheline Justiniano Apolinar Registro Publico de Comercio Cd del Carmen 2019000060280014 Numero Onico de Documento >22098661 Hpk8TIPISKHv3JtOmj2DuOmXWRc=I LeTAAuGYFEW9wk4h8cF8z0/68ymWPtGIQqj3syHHNeVT5bRVss7BXUle4QaW8kgLDw9kd3NHbVDgNbyDFosyn8b3Zf9ukcBB BqUS4StnbjllqCZMB6f+nuoO3wlsfOt2GMUn0wQkyZ/ TxOBcJYY02dSRLRdl6NXbmN9qF7fF7NHKwbwlxuyts28igp1NE7WRynRNmsC+XuNZASYfl5vupaEEnel8zSCZUKTtO/ UuocYfT ADT0gvqvaSx/zl Ld uu/VsFi 1 YHis+6KXuj/puiST 4DYMps8stT cEp3pW6YwY6eW0UOZ16zF2UMIVvV7CMBtw==